UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

Claymore Trust

(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532

(Address of principal executive offices) (Zip code)

Nicholas Dalmaso,

Claymore Advisors, LLC

2455 Corporate West Drive, Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: November 30

Date of reporting period: May 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.	Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

SemiAnnual
Report	Claymore Peroni
May 31, 2006	Equity Opportunities Fund
Unaudited

NOT FDIC-INSURED NOT BANK-GUARANTEED MAY LOSE VALUE

www.claymore.com

. . . your road to the LATEST,

most up-to-date INFORMATION about the

Claymore Peroni Equity Opportunities Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com, you will find:

•	Daily and historical fund pricing, monthly and quarterly fund returns, portfolio holdings and characteristics, dividend distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and copies of shareholder reports.

Claymore Securities is continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2	SemiAnnual Report	May 31, 2006

Claymore Peroni Equity Opportunities Fund

Dear Shareholder

We are pleased to submit the semiannual shareholder report for Claymore Peroni Equity Opportunities Fund. This report discusses performance from December 1, 2005 through May 31, 2006. As you may know, the Fund’s investment objective is to provide long-term capital growth. The Fund seeks to achieve its investment objective by investing primarily in a non-diversified portfolio of equity securities.

The Fund performed quite well in this six-month fiscal period. Class A Shares generated a total return of 7.34%, unadjusted for any sales charges. This represents a gain in net asset value from $15.53 on November 30, 2005 to $16.67 on May 31, 2006. If sales charges had been included, returns would have been lower. There is a fee waiver currently in place for this Fund through March 31, 2009. Without this waiver Fund returns would have been lower. (Please see page 9 for complete performance information of all share classes.)1 The Fund’s Class A Share return nearly doubled the 3.20% return of the Russell 3000 Index, which is an unmanaged index that measures the performance of approximately 3,000 of the largest U.S. companies based on total capitalization. Index returns reflect the reinvestment of all distributions. It is not possible to invest directly in an index.

To learn more about the Fund’s performance in this fiscal period, we encourage you to read the Questions & Answers section of the report on page 4. In it, you’ll find information on Portfolio Manager Eugene E. Peroni, Jr., his investment philosophy and discipline, and information about the factors that impacted the Fund’s strong performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit our website at www.claymore.com or call 877-CLAYMORE (877-252-9667) for account information.

Sincerely,

Nicholas Dalmaso

Claymore Peroni Equity Opportunities Fund

[1]	Past performance does not guarantee future performance. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns include reinvestment of dividends and capital gains. Please visit www.claymore.com for more current performance data.

SemiAnnual Report	May 31, 2006	3

Claymore Peroni Equity Opportunities Fund

Question & Answers

Eugene E. Peroni, Jr., Portfolio Manager

Eugene E. Peroni, Jr. joined Claymore in 2002. In addition to managing the Fund, he selects securities for unit investment trusts and is a portfolio manager for a separately managed account program for the firm. Peroni has more than 30 years of investment analysis and management experience. He is one of a small number of professional investment managers that employs a hands-on approach to technical analysis. Peroni shares his market insights regularly on a variety of national business broadcasts and his views have been quoted in the financial print media.

Diane C. Mooney, Vice President/Equity Research

Diane Mooney works closely with Eugene Peroni conducting technical research, which plays an integral role in the portfolio stock selection process. Mooney has nearly 25 years of investment industry experience with a focus on equity research for both static and active portfolio management. She joined Claymore in 2002 and has worked with Peroni for nearly 20 years.

The views expressed in this report reflect those of the portfolio manager and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

Claymore Peroni Equity Opportunities Fund is managed by Claymore Advisors, LLC. In the following interview, Portfolio Manager Eugene E. Peroni Jr. discusses the Fund’s performance and the market backdrop in the six-month fiscal period from December 1, 2005 through May 31, 2006.

Please tell us about the market environment during the Fund’s fiscal period.

The market’s behavior over the majority of the six-month period was good. Corporate earnings remained strong and stocks performed well in the face of rising crude oil prices and heightened geopolitical tensions.

However, the market retreated in May after April’s Consumer Price Index data was released. While many investors believed that the Federal Reserve Board (the “Fed”) was at the end of its interest rate tightening cycle, the report indicated higher than anticipated inflation data. Optimism quickly changed to uncertainty and ushered in heavy selling. This was accompanied by increased levels of market volatility. Much of the market’s year-to-date advance was slashed by the sell-off in May. While we were disappointed by the decline, we believed it was a correction and not the makings of a long-term down-trend.

How did the Fund perform?

The Fund posted strong performance on both an absolute and relative basis. The Fund’s Class A Shares (unadjusted for any sales charges) returned 7.34% for the six months ended May 31, 2006. This return more than doubled the 3.20% return of the Fund’s benchmark, the Russell 3000 Index, for the same period. There was a fee waiver in place during the period. The waiver remains in effect until March 31, 2009. Without this waiver, Fund returns would have been lower. (Please see page 9 for complete performance information of all share classes.)1

Will you remind us about how you select stocks for the portfolio?

As you are probably aware, the Fund’s investment objective is to provide long-term capital growth. We seek to achieve that objective by investing primarily in a non-diversified portfolio of equity securities. We use a disciplined, technically-derived approach to manage the Fund. To find stocks for the portfolio, we essentially study individual stocks and regard the way that investors perceive opportunities in the marketplace.

Selection process. We begin our stock search from a universe of more than 1,000 stocks. From this universe we employ a bottom-up technical evaluation that identifies approximately 300 to 400 stocks that we believe

[1]	Past performance does not guarantee future performance. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns include reinvestment of dividends and capital gains. Please visit www.claymore.com for more current performance data.

4	SemiAnnual Report	May 31, 2006

Claymore Peroni Equity Opportunities Fund	Questions & Answers continued

What is technical analysis?

Technical analysis is a method of evaluating stocks and the market averages using charts of historical price activity, volume patterns and money flow. Technical analysis attempts to predict future price movements by studying historical trading data as well as investor psychology, while not relying on news from company management to determine buying or selling opportunities.

offer strong future growth potential. These characteristics include the stock’s current price relative to an integral support level, the strength of investor money flows and the sector’s relative attractiveness. This bottom-up evaluation is then blended with a top-down, thematic analysis of market psychology as well as broad economic, monetary and political trends. This helps to identify current and emerging investment themes. From there we select stocks that we believe offer the most attractive investment opportunities. Our process is unconstrained, which enables the Fund to invest in small-, mid- and large-cap companies, and to fluctuate between traditional growth and value styles as market conditions dictate.

Risk considerations. When we select stocks, we consider the risk-to-return potential that each individual security might have on the overall portfolio. We also consider investing across a range of sectors in order to appropriately vary holdings and seek to limit investment risk. We monitor the Fund’s portfolio daily on a bottom-up basis and without any preconceived notions or expectations based on external events. We believe this offers a truly unbiased approach to stock selection. We won’t refashion sector positions unless there is a true technical change in the condition of the stocks held, and we do not normally pick stocks within a sector based solely on an external event that has occurred.

Sell discipline. A stock may be added to the portfolio if it meets the technical parameters set forth, and conversely, a stock may be removed if the technical criteria are breached. It may also be removed if the stock begins to significantly underperform the broad market or its respective sector, or if a more attractive investment opportunity is identified.

Which areas of the Fund most helped performance?

We’re pleased to report that the Fund outperformed the Russell 3000 benchmark in eight of the 10 sectors in which it was invested. Some of the most meaningful contributors included the energy, industrials, technology and health care sectors.

The Fund also benefited from holding a relatively high level of cash and short-term investments. As assets flowed into the Fund late in the period, we held onto the cash or placed it in short-term investments. We did not want to buy into what we believed might be the start of a market correction. That decision was beneficial and helped us avoid potential losses for the Fund during this very volatile time. As of May 31, 2006 cash and short-term investments represented 12.3% of total investments. It is not our intent to maintain this level of cash and short-term investments for the long term and we are actively looking for opportunities to deploy these assets, but will do so carefully.

Energy. The Fund’s energy stocks were the strongest performers and were fueled by rising crude oil prices, which reached a record high of just above $75/barrel in April. Oil stocks gained ground as did companies servicing the oil industry such as drillers and refiners. Alternative energy providers also prospered and the Fund benefited from its exposure to the coal industry and a company that mines uranium for use in the production of electric power. While there are some short-term risks within this sector such as uncertainty in the Middle East, we believe that strong global economic growth and increased demand will keep crude oil prices at higher levels in both the short- and long-term. This should allow for continued opportunities throughout the energy sector.

SemiAnnual Report	May 31, 2006	5

Claymore Peroni Equity Opportunities Fund	Questions & Answers continued

Industrials. The industrial sector was a standout performer. Similar to the energy sector, industrial companies benefited from the strength of the global economy. One of the drivers was the progression of infrastructure projects worldwide. The industrial sector has experienced tremendous growth for quite some time. While we don’t think the sector can continue to advance indefinitely, we do believe industrials will remain one of the market’s basic leadership categories for the foreseeable future.

Technology. Technology got off to a good start this period, but then declined from February through May. We maintained the Fund’s underweight position versus the Russell 3000 Index, which was beneficial to performance. While we like the long-term prospects for technology companies we have remained selective in terms of the stocks we choose to hold. We are not trying to participate across the sector. Instead we have sought to identify key subsectors and individual stocks that we believe have good near-term and long-term potential. This strategy worked well as the Fund’s technology holdings gained ground while the technology sector within the Russell 3000 declined.

Health Care. The Fund’s over-weighted health care position gained ground in a period when the Russell 3000 health care sector declined. The broad health care category struggled as health maintenance organizations, biotechnology companies and pharmaceutical companies came under pressure for a variety of reasons. When the market sold off, we held onto our health care investments, because they did not violate any of our longer-term technical parameters. While some holdings did retreat, the positions generally held up relatively well during the period. Despite the group’s poor performance near term, we see the pullback as a temporary correction and a possible buying opportunity.

Which areas of the Fund most hurt performance?

The Fund’s positions in materials and utilities under-performed their benchmark sectors and posted negative returns overall.

Materials. While most of the Fund’s holdings in this sector provided positive returns, a few issues suffered significant declines and dragged down the performance of the group. Performance in the broad sector was mixed as well. We attribute this to investor concern over a potentially slower economic growth environment. While we have not witnessed a major breakdown, we believe investor concerns could apply pressure on the group going forward. After the close of the fiscal period, we reduced the Fund’s position to an underweight within the materials sector. We would consider adding back to our position should conditions improve in the group and favorable technicals remain in place.

Utilities. The Fund held a relatively small position within the utilities sector – just two stocks that represented just over 1% of total investments. Unfortunately, both positions declined during the period. We have since reduced the Fund’s utilities position.

Please tell us about some of the better performing stocks.

Peabody Energy (2.3% of total investments), one of the Fund’s top-10 holdings, is a coal company that advanced sharply in the period. The coal industry prospered as demand for alternative forms of energy continued to heighten with rising oil prices. Coal is a natural option as there is a plentiful supply in the U.S.

Cameco (2.3% of total investments), is a nuclear energy company that mines and produces uranium to generate clean electricity. As oil prices have risen and global growth has expanded there has been an increased demand for uranium and nuclear power. Cameco stock rose significantly during the short period.

6	SemiAnnual Report	May 31, 2006

Claymore Peroni Equity Opportunities Fund	Questions & Answers continued

Caterpillar manufactures construction and mining equipment, diesel and natural gas engines and industrial gas turbines. Caterpillar is another example of a company that has profited from the growing global economy. The stock gained a good deal of ground in the period, but we sold it from the portfolio when it violated a technical support level. Our sale resulted in a profit for the Fund.

Please tell us about stocks that hindered performance.

Cleveland-Cliffs operates iron ore mines and produces iron ore pellets for use in the steel-making process. While the stock has rallied over the past several years, it began to struggle when it was reported that there were environmental issues facing the company. We liquidated our position in Cleveland-Cliffs as we became concerned about the risk of increased volatility which we believed might jeopardize the stock’s ability to hold at important technical support levels. The Fund suffered a loss from the sale, but we believe our sell discipline prevented the Fund from enduring further losses.

Scotts Miracle Grow (1.3% of total investments) was another disappointment within the materials sector. The consumer lawn and garden products company struggled in the period and failed to meet our original expectations. We sold the issue after the close of the period at a moderate loss.

Apple Computer was a strong performer for the Fund in the last fiscal period, but did not sustain its momentum this fiscal cycle. We took profits in the stock and sold it from the portfolio in February. We felt that Apple’s expansion story through the growth of its iPod line had become discounted by investors and we did not see the potential for any sustained technical momentum in the short term. While we like Apple’s long-term prospects, we thought it was a prudent time to sell. After our liquidation, the stock fell further, validating our decision.

What is your outlook for the Fund throughout the remainder of 2006?

We believe the markets will continue to be challenged in the short-term due to the uncertainty over the direction of interest rates and ongoing geopolitical concerns. What first appeared to be a dovish posture by the Fed now appears to be a bit more hawkish with respect to inflation. We believe crude oil prices may reach even higher record levels. It is our contention, however, that as long as crude prices increase on a gradual basis, the market won’t be impacted negatively. The downturn that began in May is, in our opinion, an intermediate correction and we believe that the longer-term prospects for the market remain strong. Our current cash position should help the Fund in the near term and provide a great deal of opportunity to reinvest when attractive buying opportunities present themselves.

Risks and Other Considerations

The Fund is new and has a limited history of operations.

Investment Risk. An investment in the Fund is subject to risks, and you could lose money on your investment. There can be no assurance that the Fund will achieve its investment objective.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund invested in a larger number of issuers.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Risks of Mid-Cap and Small-Cap Companies. The securities of small-cap or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

Foreign Investment Risk. Although the Fund will limit its investment in securities of foreign issuers to ADRs and other U.S. dollar-denominated equity securities of foreign issuers traded on U.S. exchanges, the Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund’s investment or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

In addition to the risks described, there are certain other risks related to investing in the Fund. These risks are described further in the Prospectus and Statement of Additional Information.

SemiAnnual Report	May 31, 2006	7

Claymore Peroni Equity Opportunities Fund

Fund Summary	As of May 31, 2006 (unaudited)

Top 10 Holdings	% of Net Assets
Emerson Electric Co.	2.3%
Cameco Corp.	2.3%
Loews Corp.	2.3%
Peabody Energy Corp.	2.3%
Jacobs Engineering Group, Inc.	2.0%
CB Richard Ellis Group, Inc.	1.9%
Life Time Fitness, Inc.	1.9%
Freescale Semiconductor, Inc.	1.9%
Stericycle, Inc.	1.8%
Sun Microsystems, Inc.	1.8%

Industry Breakdown	% of Net Assets
Industrials	18.4%
Energy	13.0%
Health Care	12.4%
Financials	12.0%
Consumer Discretionary	10.5%
Information Technology	9.5%
Materials	8.3%
Consumer Staples	2.9%
Telecommunication Services	1.7%

Total Long-Term Investments	88.7%
Short-Term Investments	12.0%
Liabilities in Excess of Other Assets	-0.7%

Net Assets	100.0%

Holdings and Industries are as a percentage of net assets, and are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

8	SemiAnnual Report	May 31, 2006

Claymore Peroni Equity Opportunities Fund

Fund Performance	As of May 31, 2006 (unaudited)

	Class A Shares		Class C Shares
(Inception 8/8/2005)	w/out sales charges	w/maximum 5.75% sales charge	w/out sales charges	w/maximum 1.00% CDSC
Six Month	7.34%	1.17%	7.03%	6.03%
Since Inception	11.13%	4.74%	10.67%	9.67%

Performance information represents past performance. There is no guarantee of future results. Current performance may be higher or lower than returns shown. For more current Fund information, please visit www.claymore.com. When redeemed, fund shares may be worth more or less than their original cost.

Total returns with sales charge reflect payment of the maximum sales charge of 5.75% for Class A shares and a contingent deferred sales charge (CDSC) of 1.00% for Class C shares in the first 12 months and 0.50% in months 13-18. The total returns of individual share classes will differ due to varying sales charges and expenses between the classes. Returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns.

The Fund’s Adviser has waived or reimbursed fees or expenses; absent such waivers/reimbursements, the Fund’s returns would have been lower.

SemiAnnual Report	May 31, 2006	9

Claymore Peroni Equity Opportunities Fund

Fund Investment Costs	As of May 31, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:(1) transaction cost, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 12/01/05 - 05/31/06.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	12/01/05	5/31/06	12/01/05-5/31/06
Class A
Actual	$1,000	$1,073	$9
Hypothetical (5% annual return before expenses)	1,000	1,017	8
Class C
Actual	1,000	1,070	12
Hypothetical (5% annual return before expenses)	1,000	1,013	12

*	Expenses are equal to the Fund’s annualized expense ratio of 1.65% and 2.40% for Class A and C Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the semi-annual period). Assumes all dividends and distributions were reinvested.

10	SemiAnnual Report	May 31, 2006

Claymore Peroni Equity Opportunities Fund

Portfolio of Investments	May 31, 2006 (unaudited)

Number of Shares		Value
	Common Stocks – 88.7%
	Consumer Discretionary - 10.5%
1,760	Beazer Homes USA, Inc.	$87,560
1,835	Boyd Gaming Corp.	82,575
2,120	GameStop Corp. (a)	91,033
1,040	Garmin Ltd. (Cayman Islands)	97,022
2,575	Life Time Fitness, Inc. (a)	117,806
1,210	Marriott International, Inc.	87,519
1,285	Starwood Hotels & Resorts Worldwide, Inc.	78,513

		642,028

	Consumer Staples – 2.9%
1,845	Avon Products, Inc.	58,487
1,015	Costco Wholesale Corp.	53,724
1,710	Wimm-Bill-Dann Foods OJSC (Russia) (a)	64,399

		176,610

	Energy – 13.0%
3,445	Cameco Corp. (Canada)	142,899
965	Diamond Offshore Drilling, Inc.	82,739
585	Hess Corp.	87,750
2,225	Peabody Energy Corp.	138,707
1,210	Penn Virginia Corp.	82,159
1,055	Sunoco, Inc.	72,362
1,570	Valero Energy Corp.	96,320
2,010	Veritas DGC, Inc. (a)	94,932

		797,868

	Financials – 12.0%
925	Affiliated Managers Group, Inc. (a)	83,435
620	Bear Stearns Cos., Inc.	82,925
3,450	Brown & Brown, Inc.	105,122
1,540	CB Richard Ellis Group, Inc. (a)	119,150
3,020	Host Hotels & Resorts, Inc.	60,611
4,095	Loews Corp.	139,148
890	NYSE Group, Inc. (a)	53,222
3,300	Progressive Corp. (The)	90,255

		733,868

	Health Care – 12.4%
780	Alcon, Inc. (Switzerland)	84,302
1,475	Chemed Corp.	79,429
1,345	Covance, Inc. (a)	79,449
1,025	Dentsply International, Inc.	61,295
2,265	DJ Orthopedics, Inc. (a)	86,863
1,050	Fisher Scientific International, Inc. (a)	77,963
1,140	GlaxoSmithKline PLC-ADR (United Kingdom)	63,042
615	Intuitive Surgical, Inc. (a)	68,443
1,715	Manor Care, Inc.	79,645
1,745	Resmed, Inc. (a)	79,328

		759,759

	Industrials – 18.4%
1,725	Acuity Brands, Inc.	68,828
1,670	Ametek, Inc.	76,202
1,300	Applied Industrial Technologies, Inc.	50,115
1,110	Boeing Co.	92,408
1,145	Corrections Corp. of America (a)	58,567
1,735	Emerson Electric Co.	143,172
520	Fedex Corp.	56,820
4,605	Fuel-Tech N.V. (Netherlands Antilles) (a)	69,213
1,980	Honeywell International, Inc.	81,536
1,570	Jacobs Engineering Group, Inc. (a)	122,507
740	L-3 Communications Holding, Inc.	53,990
970	Lockheed Martin Corp.	70,315
1,650	Stericycle, Inc. (a)	110,005
875	3M Co.	73,203

		1,126,881

	Information Technology – 9.5%
1,100	Alliance Data Systems Corp. (a)	58,377
920	Cognizant Technology Solutions Corp. (a)	54,280
1,350	FactSet Research Systems, Inc.	60,629
3,745	Freescale Semiconductor, Inc. (a)	115,458
2,045	Global Payments, Inc.	95,256
3,230	Nice Systems Ltd. - ADR (Israel) (a)	87,856
23,500	Sun Microsystems, Inc. (a)	109,510

		581,366

See notes to financial statements.

SemiAnnual Report	May 31, 2006	11

Claymore Peroni Equity Opportunities Fund	Portfolio of Investments (unaudited) continued

Number of Shares		Value
	Materials – 8.3%
1,060	Cemex S.A. de C.V. - ADR (Mexico)	$60,388
1,200	Eagle Materials, Inc.	58,476
935	Florida Rock Industries, Inc.	49,181
955	FMC Corp.	61,664
1,190	Monsanto Co.	100,150
1,845	Scotts Miracle-Gro Co. (The)	80,553
1,265	Vulcan Materials, Co.	98,733

		509,145

	Telecommunication Services – 1.7%
3,085	America Movil Corp. - ADR (Mexico)	100,756

	Total Long-Term Investments – 88.7% (Cost $5,194,964)	5,428,281

	Short-Term Investments – 12.0%

	U.S. Government Agency Obligations – 12.0%
	Federal Home Loan Bank Discount Note ($735,000 par, yielding 4.80%, 6/01/06 maturity) (Cost $734,902)	735,000

	Total Investments – 100.7%
	(Cost $5,929,866)	6,163,281
	Liabilities in Excess of Other Assets -(0.7%)	(45,828)

	Net Assets – 100.0%	$6,117,453

ADR - American Depositary Receipt

(a)	Non-income producing security.

See notes to financial statements.

12	SemiAnnual Report	May 31, 2006

Claymore Peroni Equity Opportunities Fund

Statement of Assets and Liabilities	May 31, 2006 (unaudited)

Assets
Investments in securities, at value (cost $5,929,866)	$6,163,281
Cash	20,981
Receivable from adviser	118,847
Receivable for fund shares sold	30,000
Dividends receivable	7,102
Offering costs	18,631

Total assets	6,358,842

Liabilities
Securities purchased payable	61,318
Offering costs payable	45,579
Distributor and affiliates	2,050
Accrued expenses and other liabilities	132,442

Total liabilities	241,389

Net Assets	$6,117,453

Composition of Net Assets
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$5,844,953
Net unrealized appreciation on investments	233,415
Accumulated net realized gain	50,378
Accumulated net investment loss	(11,293)

Net Assets	$6,117,453

Maximum Offering Price per Share
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $5,237,120 and 314,093 shares of beneficial interest issued and outstanding)	$16.67
Maximum sales charge (5.75%* of offering price)	1.02

Maximum offering price to public	$17.69

Class C Shares:
Net asset value and offering price per share (Based on net assets of $880,333 and 53,032 shares of beneficial interest issued and outstanding)	$16.60

*	On sales of $50,000 or more, the sales charge will be reduced.

See notes to financial statements.

SemiAnnual Report	May 31, 2006	13

Claymore Peroni Equity Opportunities Fund

Statement of Operations	For the six months ended May 31, 2006 (unaudited)

Investment Income
Dividends (net of foreign withholding taxes of $397)	$15,724
Interest	12,395

Total income		$28,119

Expenses
Offering costs	49,862
Professional fees	42,145
Printing	23,485
Advisory fee	20,207
Registration	13,326
Shareholder services	10,773
Trustees’ fees and expenses	9,955
Distribution (12b-1) and service fees (attributed to Class A and C of $4,845 and $3,073, respectively)	7,918
Insurance	4,635
Custody	2,764
Fund accounting	2,236
Administration fee	898
Miscellaneous	2,624

Total expenses		190,828

Investment advisory fee waived		20,207
Other expenses waived or reimbursed		131,209

Net expenses		39,412

Net investment loss		(11,293)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments		111,732
Net change in unrealized appreciation		90,905

Net realized and unrealized gain on investments		202,637

Net Increase in Net Assets from Operations		$191,344

See notes to financial statements.

14	SemiAnnual Report	May 31, 2006

Claymore Peroni Equity Opportunities Fund

Statement of Changes in Net Assets

	For the Six Months Ended May 31, 2006 (unaudited)	For the Period August 8, 2005* through November 30, 2005
Operations:
Net investment loss	$(11,293)	$(5,215)
Net realized gain (loss) on investments	111,732	(61,354)
Net change in unrealized appreciation on investments	90,905	142,510

Net increase in net assets resulting from operations	191,344	75,941

Capital Transactions:
Net proceeds from shares sold	3,040,520	2,979,990
Cost of shares repurchased	(133,691)	(86,901)

Net change in net assets from capital transactions	2,906,829	2,893,089

Total increase (decrease) in net assets	3,098,173	2,969,030
Net Assets
Beginning of period	3,019,280	50,250

End of period (including accumulated net investment loss of $11,293 and $0, respectively)	$6,117,453	$3,019,280

*	Commencement of investment operations.

See notes to financial statements.

SemiAnnual Report	May 31, 2006	15

Claymore Peroni Equity Opportunities Fund

Financial Highlights	Class A

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Six Months Ended May 31, 2006 (unaudited)		For the Period August 8, 2005** through November 30, 2005
Net Asset Value, Beginning of Period	$15.53		$15.00

Income from Investment Operations
Net investment loss(a)	(0.03)		(0.03)
Net realized and unrealized gain (loss) on investments	1.17		0.56

Total from investment operations	1.14		0.53

Net Asset Value, End of Period	$16.67		$15.53

Total return*(b)	7.34	%***	3.53	%***
Ratios and Supplemental Data
Net assets, end of period (thousands)	$5,237		$2,528
Ratio of Expenses to Average Net Assets*(c)	1.65%		1.65%
Ratio of Net Investment Loss to Average Net Assets*(c)	-0.40%		-0.64%
Portfolio turnover rate	71	%***	35	%***
___________ * If certain expenses had not been assumed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets(c)	8.43%		18.83%
Ratio of Net Investment Loss to Average Net Assets(c)	-7.18%		-17.82%

**	Commencement of investment operations.
***	Non-annualized
(a)	Based on average shares outstanding during the period.
(b)	Does not include payment of maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
(c)	Annualized.

See notes to financial statements.

16	SemiAnnual Report	May 31, 2006

Claymore Peroni Equity Opportunities Fund

Financial Highlights	Class C

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Six Months Ended May 31, 2006 (unaudited)		For the Period August 8, 2005** through November 30, 2005
Net Asset Value, Beginning of Period	$15.51		$15.00

Income from Investment Operations
Net investment loss(a)	(0.09)		(0.06)
Net realized and unrealized gain (loss) on investments	1.18		0.57

Total from investment operations	1.09		0.51

Net Asset Value, End of Period	$16.60		$15.51

Total return*(b)	7.03	%***	3.40	%***

Ratios and Supplemental Data
Net assets, end of period (thousands)	$880		$491
Ratio of Expenses to Average Net Assets*(c)	2.40%		2.40%
Ratio of Net Investment Loss to Average Net Assets*(c)	-1.15%		-1.39%
Portfolio turnover rate	71	%***	35	%***
___________ * If certain expenses had not been assumed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets(c)	9.18%		19.58%
Ratio of Net Investment Loss to Average Net Assets(c)	-7.93%		-18.57%

**	Commencement of investment operations
***	Non-annualized
(a)	Based on average shares outstanding during the period.
(b)	Does not include payment of maximum CDSC of 1% charged on certain redemptions made within the first 12 months of purchase and a CDSC of 0.50% charged on certain redemptions made within months 13-18. If the CDSC was included, total returns would be lower. These returns include Rule 12b-1 fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
(c)	Annualized.

See notes to financial Statements.

SemiAnnual Report	May 31, 2006	17

Claymore Peroni Equity Opportunities Fund

Notes to Financial Statements	As of May 31, 2006 (unaudited)

Note 1 – Organization:

Claymore Peroni Equity Opportunities Fund (the “Fund”) is organized as a non-diversified series of the Claymore Trust, a Delaware statutory trust which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide long-term capital growth. The Fund seeks to achieve its investment objective by investing primarily in a non-diversified portfolio of equity securities. The Fund commenced investment operations on August 8, 2005, with two classes of shares, Class A and Class C.

Note 2 – Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the principal exchange on which they are traded. Equity securities traded on an exchange for which there are no sales on a given day are valued at the mean of the most recent bid and asked price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in an over-the-counter market are valued at the last sales price in the principal market on which they are traded. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.

(c) Distributions to Shareholders

The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 – Investment Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser will provide investment advice to the Fund for a fee, payable monthly, equal to an annual rate of 0.90% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.65% and 2.40% of the Fund’s average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until March 31, 2009, at which time it is eligible for renewal. For the period ended May 31, 2006, the Adviser waived approximately $20,200 of its advisory fees and reimbursed other expenses of approximately $131,200. For a period of five years subsequent to the Fund’s commencement of operations, the Adviser may recover from the Fund fees and expenses previously waived or reimbursed during the prior three years if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit. As of May 31, 2006, the amount of these potentially recoverable expenses was approximately $337,500. Offering costs in the amount of $100,000 were incurred by the Fund, and will be amortized over a one-year period. The Adviser has agreed to pay all organizational expenses of the Fund incurred prior to the commencement of operations.

Under a separate Fund Administration agreement, the Adviser provides Fund Administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Fund:

Net Assets	Rate
First $200,000,000	0.04%
Next $300,000,000	0.03%
Next $500,000,000	0.02%
Over $1,000,000,000	0.01%

For the period ended May 31, 2006, the Adviser waived all of its Administration fee.

The Bank of New York (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

U.S. Bancorp Fund Services, LLC acts as the Fund’s transfer agent. U.S. Bancorp is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser. The Fund does not compensate its officers or trustees who are officers or directors of the Adviser.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

18	SemiAnnual Report	May 31, 2006

Claymore Peroni Equity Opportunities Fund	Notes to Financial Statements (unaudited) continued

Information on tax components of investments as of May 31, 2006 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments
$5,929,866	$367,220	$(133,805)	$233,415

There are no differences between book basis and tax basis unrealized appreciation/depreciation.

As of November 30, 2005, the Fund had an accumulated capital loss carryforward for tax purposes of $30,518, which expires on November 30, 2013. Capital losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and elected to defer net post-October capital losses during 2005 in the amount of $24,117.

As of November 30, 2005, the tax component of accumulated capital loss was $54,635.

The final determination of the source of the 2006 distributions, if any, for tax purposes will be made after the end of the Fund’s fiscal year and will be reported to shareholders in January 2007 on Form 1099-DIV.

Note 5 – Capital Transactions:

For the six months ended May 31, 2006 and the period ended November 30, 2005, capital transactions were as follows:

	For the six months ended May 31, 2006		For the period ended November 30, 2005
	Shares	Value	Shares	Value
Sales:
Class A	158,906	$2,666,148	165,765	$2,512,218
Class C	21,689	374,372	31,077	467,772

Total Sales	180,595	$3,040,520	196,842	$2,979,990

Dividend Reinvestment:
Class A	—	$—	—	$—
Class C	—	—	—	—

Total Dividend Reinvestment	—	$—	—	$—

Repurchases:
Class A	(7,638)	$(128,691)	(4,615)	$(69,983)
Class C	(309)	(5,000)	(1,100)	(16,918)

Total Repurchases	(7,947)	$(133,691)	(5,715)	$(86,901)

At May 31, 2006, Claymore Securities, Inc., an affiliate of the Adviser, owned 1,675 shares of each class of shares.

The Fund imposes a redemption fee of 2.00% of the total redemption amount on all shares redeemed or exchanged within 30 days of purchase or exchange into the Fund. The redemption fee is paid directly to the Fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. The Fund received $303 in redemption fees during the period, which have been netted with cost of shares repurchased on the statement of changes.

Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the value of the redemption. The CDSC will be imposed on most redemptions made within the first 12 months of the purchase for Class C Shares. A CDSC of 0.50% will be imposed on most redemptions made within months 13-18 of the purchase of Class C Shares. Sales charges do not represent expense to the Fund.

Note 6 – Investment Transactions:

For the period ended May 31, 2006, purchases and sales of investments, excluding short-term investments, were $5,471,146 and $2,822,600, respectively.

Note 7 – Distribution and Service Plan:

The Fund has adopted a distribution and service plan (the “Plan”) with respect to its Class A Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and pays service fees in connection with the provision of services to shareholders of each class and the maintenance of shareholder accounts. Annual fees under the Plan, of up to 0.25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets, are accrued daily. The annual fees for Class A Shares and Class C Shares are paid quarterly. The 12b-1 plan is used to induce or compensate financial intermediaries to provide distribution and/or services to the Fund and their shareholders. Included in these fees are payments retained by Claymore Securities, Inc. which were approximately $5,100 for the period ended May 31, 2006.

Note 8 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

SemiAnnual Report	May 31, 2006	19

Claymore Peroni Equity Opportunities Fund

Supplemental Information	(unaudited)

Trustees

The Trustees of the Claymore Peroni Equity Opportunities Fund and their principal occupations during the past five years are as follows:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

Randall C. Barnes Year of Birth: 1951 Trustee	Since 2005	Formerly, Senior Vice President and Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	14	None.

Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2005	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions from 2000-present. Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	17	None.

Ronald E.Toupin, Jr. Year of Birth: 1958 Trustee	Since 2005	Formerly Vice President, Manager, and Portfolio Manager of Nuveen Asset Management (1998- 1999), Vice President of Nuveen Investment Advisory Corp. (1992- 1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1988-1999), each of John Nuveen & Co., Inc. (asset manager) (1982-1999).	15	None.

Interested Trustees:

Nicholas Dalmaso† Year of Birth: 1965 Trustee; Chief Legal and Executive Officer	Since 2005	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. Formerly Assistant General Counsel, John Nuveen and Co., Inc. (1999-2001). Former Vice President and Associate General Counsel of Van Kampen Investments,Inc.(1992-1999).	17	None.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	Trustees serve until their successors have been duly elected.
***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.
†	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.

Additional information about Fund Trustees is available in the Fund’s Statement of Additional Information, without charge, upon request by calling (877)252-9667.

20	SemiAnnual Report	May 31, 2006

Claymore Peroni Equity Opportunities Fund	Supplemental Information (unaudited) continued

Officers

The Officers of the Claymore Peroni Equity Opportunities Fund and their principal occupations during the past five years are as follows:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:

Steven M. Hill Year of Birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2005	Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc., 2005-present; Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc., 2003- 2005; Treasurer of Henderson Global Funds and Operations Manager of Henderson Global Investors (NA) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001- 2002); Vice President, Nuveen Investments (1999-2001).

Melissa Nguyen Year of Birth: 1978 Secretary	Since 2005	Vice President of Claymore Securities, Inc.; Previously, Associate,Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

William Belden Year of Birth: 1965 Vice President	Since 2005	Managing Director of Claymore Securities, Inc. Previously, Vice President of Product Management at Northern Trust Global Investments (1999-2005); and Vice President of Product Development at Stein Roe & Farnham (1995-1999).

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006	Vice President – Fund Compliance Officer of Claymore Advisors, LLC (Feb. 2006 - present). Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1993-2003).

James Howley Year of Birth: 1972 Assistant Treasurer	Since 2005	Vice President, Fund Administration of Claymore Securities, Inc. (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

SemiAnnual Report	May 31, 2006	21

Claymore Peroni Equity Opportunities Fund

Fund Information

Board of Trustees	Officers	Investment Adviser
Randall C. Barnes	Nicholas Dalmaso	Claymore Advisors, LLC
	Chief Legal and Executive Officer	Lisle, Illinois
Nicholas Dalmaso*
	Steven M. Hill	Distributor and Servicing Agent
Ronald A. Nyberg	Chief Financial Officer, Chief	Claymore Securities, Inc.
	Accounting Officer and Treasurer	Lisle, Illinois
Ronald E. Toupin, Jr.
	Melissa Nguyen Secretary	Custodian and Fund Accounting Agent Bank of New York
	William Belden	New York, New York
Vice President
Transfer Agent
	Bruce Saxon	U.S. Bancorp Fund Services, LLC
	Chief Compliance Officer	Milwaukee, Wisconsin

	James Howley	Legal Counsel
	Assistant Treasurer	Vedder, Price, Kaufman &
Kammholz, P.C.
Chicago, Illinois

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Chicago, Illinois

*	Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Privacy Principles of Claymore Peroni Equity Opportunities Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

This report is sent to shareholders of Claymore Peroni Equity Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 252-9667 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 252-9667 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

22	SemiAnnual Report	May 31, 2006

Claymore Peroni Equity Opportunities Fund

About the Fund Manager

Claymore Advisors, LLC

Claymore Advisors, LLC, is a registered investment adviser that provides investment management and research-related services to registered investment companies and separately managed accounts. Claymore Advisors, LLC is responsible for the Fund’s investment selection and for the day-to-day management of the Fund’s portfolio of investments.

The Portfolio Manager’s Investment Philosophy

For more than 30 years, Portfolio Manager Eugene E. Peroni, Jr. has employed an investment discipline developed by his father in the 1950’s. The Peroni Method is a proprietary methodology based primarily, but not solely, on technical analysis. In selecting stocks for the portfolio, Peroni studies the stock market and individual stocks and regards the way investors perceive opportunities in the marketplace. He believes every stock has its own “fingerprint” in the market. The Fund’s portfolio is managed on a bottom-up process which offers an unbiased approach to stock selection.

The Portfolio Manager’s Investment Process

Peroni employs a technical research-based approach to stock selection working with a universe of approximately 1,000 publicly-traded securities. His technically derived bottom-up discipline considers, among other things, price architecture (charts), money flow and sector performance. Other considerations include: appropriate sector weightings; risk/reward potential of each individual stock and its impact on the portfolio; and selective diversification to limit investment risk. Daily top-down thematic analysis, which takes into account market psychology and macroeconomic trends, contributes to construction and the ongoing adjustments to the portfolio. The stocks that make up the portfolio are those that Peroni believes have strong potential for capital appreciation over time.

SemiAnnual Report	May 31, 2006	23

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.claymore.com or by calling 877-CLAYMORE (877-252-9667). Please read the prospectus carefully before investing. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in this fund.

Claymore Securities, Inc. 2455 Corporate West Drive Lisle, IL 60532
Member NASD/SIPC	NOT FDIC-INSURED	NOT BANK-GUARANTEED	MAY LOSE VALUE

CPEAX-SAR-0506

Semi-Annual Report	Claymore/Fiduciary

May 31, 2006 Unaudited	Strategic Equity Fund

N O T F D I C - I N S U R E D N O T B A N K - G U A R A N T E E D

www.claymore.com

... your road to the LATEST,

most up-to-date INFORMATION about the

Claymore/Fiduciary Strategic Equity Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com, you will find:

•	Daily and historical fund pricing, monthly and quarterly fund returns, portfolio holdings and characteristics, dividend distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and shareholder reports.

Claymore Securities is continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2  |  Semi-Annual Report   |  May 31, 2006

Claymore/Fiduciary Strategic Equity Fund |

Dear Shareholder |

We are pleased to submit the semiannual shareholder report for Claymore/Fiduciary Strategic Equity Fund. This report discusses performance from December 1, 2005 through May 31, 2006. As you may know, the Fund’s investment objective is to provide capital appreciation and, to a lesser extent, income and gains. The Fund’s sub-adviser seeks to achieve these objectives by investing in a diversified portfolio of equity securities and writing (selling) options on a substantial portion of the Fund’s portfolio securities.

Fiduciary Asset Management, LLC (“Fiduciary”) is the Fund’s sub-adviser. Fiduciary manages a wide range of institutional products and is one of the leading managers of hedged equity investments. As of May 31, 2006, Fiduciary managed or supervised approximately $17.2 billion in assets.

In this six-month fiscal period, the Fund’s Class A Shares generated a total return of 0.42%, unadjusted for any sales charges.1 This represents a gain in net asset value from $15.16 on November 30, 2005 to $15.22 on May 31, 2006, plus the reinvestment of the Fund’s annual distribution paid on Class A Shares. If sales charges had been included, returns would have been lower. There is a fee waiver currently in place for this Fund through March 31, 2009. Without this waiver Fund returns would have been lower. (Please see page 9 for complete performance information of all share classes.) By comparison, the Standard & Poor’s 500 Index (S&P 500) returned 2.60% over the same period. The S&P 500 is generally considered representative of the U.S. stock market. Index returns reflect the reinvestment of all distributions. It is not possible to invest directly in an index.

To learn more about the Fund’s performance in this fiscal period, we encourage you to read the Questions & Answers section of the report on page 4. In it, you’ll find information on Fiduciary Asset Management’s investment philosophy, their views on the economy and market environment and detailed information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit our website at www.claymore.com or call 877-CLAYMORE (877-252-9667) for account information.

Sincerely,

Nicholas Dalmaso

Claymore/Fiduciary Strategic Equity Fund

[1]	Past performance does not guarantee future performance. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns include reinvestment of dividends and capital gains. Please visit www.claymore.com for more current performance data.

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Questions & Answers |

Mohammed Riad, Portfolio Manager

Portfolio Manager Mohammed Riad is a Managing Director, Senior Portfolio Manager and Chief Derivatives Strategist for Fiduciary Asset Management. He is a member of Fiduciary’s Strategy and Investment Committee and serves as senior portfolio manager for the firm’s institutional and hedged large-cap equity strategies. Riad joined Fiduciary in 1999 and has 13 years of investment industry experience. He holds an M.B.A. from Washington University in St. Louis.

K. Timothy Swanson, CFA, Portfolio Manager

Portfolio Manager K. Timothy Swanson is a Senior Vice President and member of Fiduciary Asset Management’s Investment Committee. Swanson joined Fiduciary in 2003 and has 15 years of investment industry experience. Swanson has earned eight Wall Street Journal All-Star Analyst awards. He is a CFA charterholder and earned an M.B.A. from Washington University in St. Louis.

The views expressed in this report reflect those of the portfolio managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

The Claymore/Fiduciary Strategic Equity Fund is managed by Fiduciary Asset Management, LLC. In the following interview, Portfolio Co-Managers Mohammed Riad and K. Timothy Swanson, CFA, discuss how they structured the portfolio and how the Fund performed in the six-month fiscal period ended May 31, 2006.

After a strong rally, the equity market ended the six-month period on a sour note. Will you provide your views on what caused the shift in market sentiment?

From December through April, investor sentiment was quite positive. Despite a steady increase in the price of commodities and energy, data indicated that inflation was well contained. As a result, investors seemed to be optimistic that the Federal Reserve Board (the “Fed”) was nearing the end of its interest rate tightening cycle. This optimism resulted in strong equity returns with a relatively low level of market volatility.

In May, the market reversed course as the Fed increased short-term rates by an additional 0.25%. More concerning to investors, however, was that Fed Chairman Ben Bernanke did not provide a clear signal of when the tightening would end. Further worry was added to the market as April inflation data was released indicating that the Consumer Price Index was creeping higher while economic data displayed a continued moderating trend. These events triggered an immediate spike in volatility within the equity market — reaching a level not seen since June 2004, which was coincidently the start of the Fed’s current interest rate tightening cycle.

How did the Fund perform in this changing environment?

The Fund’s Class A Shares (unadjusted for any sales charges) returned 0.42% for the six months ended May 31, 2006. There was a fee waiver in place during the period. The waiver remains in effect until March 31, 2009. Without this waiver, Fund returns and yields would have been lower. (Please see page 9 for complete performance information for both share classes.)1

[1]	Past performance does not guarantee future performance. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns include reinvestment of dividends and capital gains. Please visit www.claymore.com for more current performance data.

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By comparison, the Standard & Poor’s 500 Index returned 2.60% and the CBOE Buy Write Index returned 3.31% over the same period. While we were fairly tight on our options overwriting strategy prior to the market correction, the relatively short duration of the options portfolio and the low-volatility environment in which the contracts were written offered less downside support when the market sold-off and the underlying equities underperformed the S&P 500, causing the Fund to lose pace when the market declined.

Which areas of the Fund most helped performance?

The global economy continued to strengthen this period driving performance in several market sectors.

Industrials. The Fund was helped by its overweight position and strong relative performance within the industrials sector. Multinational companies within this group were some of the Fund’s best performers. Standout performers included Caterpillar (4.1% of total common stocks), a manufacturer of engines, turbines and construction and mining equipment; United Technologies (3.5% of total common stocks), a provider of products used in the building, aerospace and automotive industries and Honeywell International (3.4% of total common stocks), a supplier of control systems and components for homes, industry and aviation. These companies benefited from their participation in the expansion of infrastructure that was fueled by the strong global economy. Another important contributor was Burlington Northern (3.2% of total common stocks), a domestic railroad company which has experienced increased pricing power and tight capacity utilization rates.

Energy. The Fund held a slight underweight position in energy compared with the S&P 500, but Fund returns from the group handily outperformed those of the S&P 500’s energy sector. We attribute the outperformance to the Fund’s focus on energy service companies — refiners, distributors and maintenance providers — rather than the large integrated oil companies. With the price of crude oil near an all-time high, the large oil companies now have the financial resources to expand their search for oil in areas that might have previously been cost prohibitive. This increased demand has improved pricing power for oil service companies. The best performers were Valero Energy (3.4% of total common stocks), an oil and gas refiner and

Haliburton (3.1% of total common stocks), an oil services company. It appears likely that strong global demand will keep crude oil prices elevated. If that happens, the oil service industry should continue to prosper and we believe the portfolio will be positioned to benefit.

Which areas of the Fund most hurt performance?

The health care sector was the primary detractor from performance. Consumer discretionary stocks also dragged on performance, but to a much lesser extent.

Health Care. The Fund was hurt by both the deep decline of its health care holdings and its overweight position relative to the S&P 500. We continued to focus investments in biotechnology and health care service companies, which were some of the best contributors to Fund performance in 2005. This period, however, they were generally the worst performers.

In general, the overall health care services industry came under pressure due to investors’ concern about moderating growth and the ability of service companies to maintain their pricing power and margins. UnitedHealth Group (2.5% of total common stocks), a leader in the managed care industry, came under regulatory scrutiny by the SEC regarding its stock options policies for the company’s executives. From its high point in December, the stock’s share price was off by about a third by the end of the period. While we’re disappointed with UnitedHealth Group’s performance, we are gratified that we had taken some profits in the stock late last year, thereby reducing the potential level of losses for the Fund. News of the investigation triggered selling throughout the health care services industry as investors moved to lock in profits, fearing that other service companies might be dragged down as well. We continue to hold UnitedHealth because its earnings have remained robust and it is now trading at an extremely attractive valuation relative to our opinion of its underlying fundamental strength. The investigation will certainly limit its near-term potential, but we believe at its conclusion, the stock will recover.

After stellar returns over the past few years, biotechnology stocks declined as investors similarly moved to lock in profits. We maintained our

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biotechnology position because we view these stocks as having dunderappreciated growth potential given the ongoing discoveries of new molecular entities and novel treatment regimens. To a great extent the prices of these types of stocks tend to be moved by media coverage. When a new discovery or approval is announced, investors tend to flock to the biotech sector with the increased attention. When there is little media coverage, which was the case this period, momentum investors tend to look elsewhere for returns. Our positions in Amgen and Genentech (1.9% and 2.3% of total common stocks, respectively) both declined, but we maintained our positions because their fundamentals remained positive in our opinion.

Consumer Discretionary. The Fund’s consumer discretionary sector declined and underperformed the S&P 500 discretionary sector. Homebuilders Lennar and Centex (2.0% and 0.7% of total common stocks, respectively) declined on fears that the housing industry was ready to roll over given the higher interest rate environment and an increase in unsold housing inventory. While we similarly expect housing prices to moderate, we believe that the market has overcompensated for this risk. Our thesis is that demand and pricing for new homes will likely temper, but not commensurate with the decline that investors have already priced into the valuations of the home builders. While some real estate market prices have clearly benefited from excess investment, we believe that there are many markets that have long-term durability. In our opinion the demand for moderately priced homes will continue, and that is the primary niche of our homebuilding exposure.

Technology represented the Fund’s single largest overweight position. How did the Fund’s technology holdings perform?

The broad technology sector suffered losses but the Fund’s technology holdings declined considerably less than the S&P 500 technology sector. The Fund’s relative performance variation was due to its focus on mid- to large-cap technology companies rather than mega-cap technology companies, which suffered the deepest declines. We focused investments in companies poised to benefit from the expansion of the global economy such as those with exposure to wireless communications networking and business enterprise applications. BEA Systems (2.3% of total common stocks), an enterprise infrastructure software company and Broadcom (1.4% of total common stocks), a supplier of integrated circuits both provided stellar returns. Other holdings, however, experienced deep declines as investors became concerned about the strength of consumer spending. The most negatively impacted were Apple Computer (3.3% of total common stocks) a strong performer last period and Texas Instruments (3.1% of total common stocks), a semiconductor company. Our view of the consumer and the technology sector remains strong and the Fund continues to hold both of these stocks.

Will you tell us how you select securities for the Fund?

The Fund’s investment objective is to provide capital appreciation and, to a lesser extent, income and gains. We seek to achieve these objectives by investing in a diversified portfolio of equity securities, and writing (selling) options on a substantial portion of the Fund’s portfolio securities.

We start with a top-down approach, meaning we closely analyze macroeconomic and market factors to determine where we are in the current economic or market cycle. Some of the information we study includes interest rates, fiscal and monetary policy, inflation, the U.S. Dollar and corporate profits, among other data. Our research directs us to the industries that, in our opinion, provide the best near-term opportunity given the market cycle. Our findings are also a key determinant in how we employ our options strategies at any given time.

After identifying industries in which we want to invest, we look for companies that are leaders in their respective markets with what we believe to be clean balance sheets, growing cash flow potential and top-line historical growth. We use a proprietary quantitative screening process that presents companies which are not only strong today, but those that are forecasting better earnings and cash flows moving forward. After candidates are pinpointed, we conduct fundamental company research and analysis to help confirm our theses on the stocks. Our fundamental research considers data provided by Wall Street analysts, but not their opinions. Generally, we don’t speak directly with

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company management because we believe their views are subjective and often guarded, and therefore not helpful with our analyses. Our top-down process typically leads us to a portfolio that is diversified across market sectors and individual securities. As of May 31, the Fund held a combined total of 40 individual common stocks and long-option positions.

Our sell discipline is part and parcel of our top-down investment discipline. Although many industries can prosper throughout the various stages of a market cycle, many will not. That said, we will sell a stock even if the company’s fundamentals appear to be strong — if our research suggests that the industry or market sector no longer looks attractive relative to other opportunities. You’ll see that much of the portfolio will change as we move through an economic cycle. This is a point of differentiation for Fiduciary. Many managers buy and hold stocks based on fundamentals alone — regardless of the economic cycle. We believe that the economy, in addition to operating fundamentals, should be considered when deciding whether to shift out of a security. We regularly monitor the portfolio in order to make sure that the Fund’s stocks validate the findings of our top-down research. Remaining true to our top-down discipline, we believe is critical to the long-term success of the Fund.

Please tell us about Fund’s options program and how it impacted performance.

At the beginning of the investment measurement period, we maintained a bullish overwriting strategy in the Fund by selecting option strikes that offered reasonable upside appreciation capture in an upward trending market and maintained a nearly 80% coverage ratio on the underlying equities. Our bullish outlook for the market caused us to favor options that were reasonably out-of-the-money, which is beneficial in a rallying equity market. As the market moved up we progressively became more conservative in the Fund’s overlay program, although the low volatility market environment mitigated some of the premium the Fund was able to generate on the options sold. When the market began to sell off in May, we believed it would be short-lived and therefore we did not roll down the options to seek protection. When it was apparent that the sharp decline would continue, we made the strategic decision to pass on the opportunity to generate additional premium by rolling down option strikes, which would gain some short-term downside protection but also limit upside participation in a market bounce. This negatively impacted the portfolio’s performance for the full period. That said, we remain bullish on our outlook for the market and believe that the options portfolio will be well positioned as equity prices rebound.

What is an equity option?

An equity option is a contract which conveys to its holder the right, but not the obligation, to buy (in the case of a call) or sell (in the case of a put) shares of the underlying security at a specified price (the strike price) on or before a pre-determined date (the expiration date). After this pre-determined date, the option and its corresponding rights expire. For example, the seller of a call option on a common stock is obligated, until the expiration date, to sell underlying shares of the common stock to the holder of the option at the specified price upon the holder’s request. The price of the option is determined from trading activity in the options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date.

What is your outlook for the market and Fund for the remainder of 2006?

Despite the recent decline, we think the market is poised for better performance. The fears on which investors have been focused are transitory in our opinion. Our reasons for optimism are explained below.

Inflation. The market was surprised by higher than expected core inflation numbers for April, which along with the Fed’s hawkish comments concerned investors. When we analyzed that data, we found that an increase in the rental equivalent component helped to generate the higher than anticipated reading. This component of CPI is partially driven by housing valuations and rental inventory, which we believe will begin to moderate and decline somewhat as a function of unsold homes, interest rates and some stricter lending policies that are beginning to surface. When this occurs, we expect more favorable inflation data.

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Productivity. Productivity levels in the U.S. remain extremely high. This has enabled corporations to absorb much of the higher commodity costs, while still growing their profits. Higher cash flows and clean balance sheets should persuade leading companies to either reinvest in value-enhancing projects or return cash to shareholders. Our research indicates that this trend can continue, which is another positive factor for the economy and markets.

Consumer Spending. The consumer may feel pinched due to higher energy costs and moderating housing values. However, unemployment is relatively low and average hourly earnings have been increasing for the past two and a half years. We believe that these factors will keep consumer spending at reasonable levels. Additionally, the global growth we’ve seen over the past few years appears to be in a longer cycle than previously experienced, which should continue to buoy demand for U.S. products.

These three factors formulate our positive outlook, albeit uncertainty around Fed policy presents some short-term hurdles for investors. If our assumptions are correct, we would expect the current inflation concerns to lift by year end which would likely lead to the conclusion of the Fed’s interest rate tightening cycle. While our positive view seems somewhat contrarian now, we believe it will be productive over the longer-term and we have positioned the Fund based on our economic outlook.

Risks and Other Considerations

The Fund is new and has a limited history of operations.

Investment Risk. An investment in the Fund is subject to risks, and you could lose money on your investment. There can be no assurance that the Fund will achieve its investment objective.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Foreign Investment Risk. Although the Fund will limit its investment in securities of foreign issuers to ADRs and other U.S. dollar-denominated equity securities of foreign issuers traded on U.S. exchanges, the Fund’s investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Please refer to the Prospectus for more complete risk information.

Options Risk. Risks associated with options include: the risk that the option is not well correlated with the security, index or currency to which it relates, the risk that options used for risk management may not have the intended effects and may result in losses or missed opportunities, and the risk that the Fund will be unable to sell the option because of an illiquid secondary market. There is no guarantee that the Fund’s options strategies will be successful, and their use could result in lower returns or even losses to the Fund.

Risks of Mid-Cap and Small-Cap Companies. The securities of small-cap or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

Income and Distribution Risk. The income that shareholders receive from the Fund through annual distributions is based primarily on the dividends and interest the Fund earns from its investments. Dividend payments the Fund receives can vary widely and there is no guarantee that they will be paid at all.

Industry Risk. While the Fund does not concentrate its assets in any industry, to the extent that the Fund focuses its investments in a particular industry or group of related industries, the net asset value of the Fund will be more susceptible to factors affecting that industry or sector.

Tax Risk. Covered call option premiums will be treated by the Fund as either short-term or long-term capital gain or loss, depending whether the call option expires, is exercised or cancelled pursuant to a covering transaction and its timing. The Fund cannot guarantee that it will achieve any level of distributions of net investment income (income other than net capital gain) that will be treated as ordinary income, any level of capital gain distributions, or any ratio of income distributions to capital gain distributions. In addition, there can be no assurance as to the percentage of distributions, if any, that will qualify for taxation to individual shareholders as “qualified dividend income.”

In addition to the risks described, there are certain other risks related to investing in the Fund. These risks are described further in the Prospectus and Statement of Additional Information.

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Fund Summary | as of May 31, 2006 (unaudited)

Total Returns

Share Class	6-month	Since Inception	Date of Inception
Unadjusted for sales charges
Class A	0.42%	1.49%	9/30/05
Class C	0.00	0.93	9/30/05

Adjusted for the maximum sales charge or CDSC
Class A	-5.35%	-4.34%	9/30/05
Class C	-1.00	-0.07	9/30/05

Performance information represents past performance. There is no guarantee of future results. Current performance may be higher or lower than returns shown. For more current Fund information, please visit www.claymore.com. When redeemed, Fund shares may be worth more or less than their original cost.

Total returns with sales charge reflect payment of the maximum sales charge of 5.75% for Class A shares and a contingent deferred sales charge of 1.00% for Class C shares in the first 12 months and 0.50% in months 13 - 18. The total returns of individual share classes will differ due to varying sales charges and expenses between the classes. Returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns.

The Fund’s Adviser has waived or reimbursed fees or expenses; absent such waivers/reimbursements, the fund’s returns would have been lower.

Sector Breakdown	% of Net Assets
Industrial	19.1%
Information Technology	19.0
Financials	17.4
Health care	13.6
Consumer Discretionary	11.3
Energy	9.7
Consumer Staples	6.1
Telecommunication Services	3.4

Total Common Stocks	99.6%
Call Options Purchased	2.4

Total Investments	102.0%
Other Assets less Liabilities	0.7
Total Options Written	-2.7

Net Assets	100.0%

Top Ten Common Stocks	% of Total Common Stocks
Goldman Sachs Group, Inc.	4.2%
Caterpillar, Inc.	4.1
Lehman Brothers Holdings, Inc.	3.7
United Technologies Corp.	3.5
Alltel Corp.	3.5
Honeywell International, Inc.	3.4
Valero Energy Corp.	3.4
Apple Computer, Inc.	3.3
Burlington Northern Santa Fe Corp.	3.2
Motorola, Inc.	3.2

Sectors and holdings are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

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Overview of Fund Expenses | as of May 31, 2006 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction cost, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 12/01/05 -05/31/06.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	12/01/05	5/31/06	12/01/05-5/31/06
Class A
Actual	$1,000	$1,004	$9
Hypothetical	1,000	1,016	9
(5% annual return before expenses)

Class C
Actual	$1,000	$1,000	$12
Hypothetical	1,000	1,012	13
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.75% and 2.50% for Class A and C Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the semi-annual period).

Assumes all dividends and distributions were reinvested.

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Portfolio of Investments | as of May 31, 2006 (unaudited)

Number of Shares		Value
	Common Stocks - 99.6%
	Consumer Discretionary - 11.3%
100	Centex Corp.	$4,769
100	Federated Department Stores, Inc.	7,283
200	Harrah’s Entertainment, Inc.	15,208
300	Lennar Corp. - Class A	14,373
300	Lowe’s Cos., Inc.	18,684
500	MGM MIRAGE (a)	20,730

		81,047

	Consumer Staples - 6.1%
800	CVS Corp.	22,320
400	Proctor & Gamble Co.	21,700

		44,020

	Energy - 9.7%
300	B.J. Services Co.	10,995
200	Chevron Corp.	11,958
300	Halliburton Co.	22,377
400	Valero Energy Corp.	24,540

		69,870

	Financials - 17.4%
300	Bank of America Corp.	14,520
100	Bear Stearns Cos., Inc. (The)	13,375
200	Goldman Sachs Group, Inc.	30,190
200	Legg Mason, Inc.	19,186
400	Lehman Brothers Holdings, Inc.	26,644
400	Wachovia Corp.	21,400

		125,315

	Health care - 13.6%
200	Amgen, Inc. (a)	13,518
300	Coventry Health Care, Inc. (a)	15,675
200	Genentech, Inc. (a)	16,592
300	Quest Diagnostics, Inc.	16,722
400	UnitedHealth Group, Inc.	17,584
300	Zimmer Holdings, Inc. (a)	18,165

		98,256

	Industrial - 19.1%
300	Burlington Northern Santa Fe Corp.	23,223
400	Caterpillar, Inc.	29,180
200	FedEx Corp.	21,854
400	General Electric Co.	13,704
600	Honeywell International, Inc.	24,708
400	United Technologies Corp.	25,008

		137,677

	Information Technology - 19.0%
400	Apple Computer, Inc. (a)	23,908
1,200	BEA Systems, Inc. (a)	16,272
300	Broadcom Corp. - Class A (a)	10,143
500	Corning, Inc. (a)	12,125
500	Microsoft Corp.	11,325
1,100	Motorola, Inc.	23,199
400	Qualcomm, Inc.	18,084
700	Texas Instruments, Inc.	21,861

		136,917

	Telecommunication Services - 3.4%
400	Alltel Corp.	24,740

	Total Common Stocks - 99.6% (Cost $692,109)	717,842

Contracts (100 shares per contract)	Call Options Purchased (a) - 2.4%	Expiration Date	Exercise Price	Market Value
7	Standard & Poors Midcap 400 Depositary Receipts (Cost $16,814)	January 2007	120.00	17,220

	Total Investments - 102.0%
	(Cost $708,923)			735,062
	Other Assets less Liabilities - 0.7%			5,042
	Total Options Written - (2.7%)			(19,728)

	Net Assets - 100%			$720,376

(a)	Non-income producing security.

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Claymore/Fiduciary Strategic Equity Fund | as of May 31, 2006 (unaudited)

Contracts (100 shares per contract)	Call Options Written (a)	Expiration Date	Exercise Price	Value
1	Alltel Corp.	October 2006	$70.00	$80
1	Amgen, Inc.	July 2006	70.00	165
1	Amgen, Inc.	July 2006	72.50	80
3	Apple Computer, Inc.	July 2006	67.50	442
1	Apple Computer, Inc.	July 2006	70.00	100
2	B.J. Services Co.	July 2006	37.50	385
3	Bank of America Corp.	August 2006	50.00	300
12	BEA Systems, Inc.	January 2007	15.00	1,140
1	Bear Stearns Cos., Inc. (The)	October 2006	150.00	335
1	Broadcom Corp.	July 2006	35.00	220
2	Broadcom Corp.	January 2007	45.00	360
1	Burlington Northern Santa Fe Corp.	October 2006	85.00	350
2	Burlington Northern Santa Fe Corp.	October 2006	90.00	420
3	Caterpillar, Inc.	August 2006	80.00	420
1	Caterpillar, Inc.	January 2007	80.00	440
1	Centex Corp.	July 2006	60.00	20
2	Chevron Corp.	September 2006	65.00	265
2	Corning, Inc.	August 2006	25.00	340
3	Corning, Inc.	January 2007	30.00	442
3	Coventry Health Care, Inc.	July 2006	55.00	330
2	CVS Corp.	November 2006	30.00	290
4	CVS Corp.	November 2006	32.50	290
1	Federated Department Stores, Inc.	August 2006	80.00	150
1	FedEx Corp.	July 2006	115.00	193
2	Genentech, Inc.	June 2006	80.00	800
1	General Electric Co.	June 2006	35.00	15
2	General Electric Co.	September 2006	37.50	35
2	Goldman Sachs Group, Inc.	October 2006	170.00	780
3	Halliburton Co.	July 2006	80.00	630
1	Harrah’s Entertainment, Inc.	August 2006	80.00	190
1	Harrah’s Entertainment, Inc.	January 2007	85.00	297
5	Honeywell International, Inc.	January 2007	45.00	925
2	Legg Mason, Inc.	June 2006	105.00	35
4	Lehman Brothers Holdings, Inc.	January 2007	77.50	1,070
1	Lennar Corp.	June 2006	55.00	5
1	Lennar Corp.	July 2006	50.00	170
1	Lennar Corp.	August 2006	50.00	220
1	Lowe’s Cos., Inc.	October 2006	70.00	128
1	MGM MIRAGE	June 2006	45.00	15
3	MGM MIRAGE	September 2006	45.00	487
1	MGM MIRAGE	January 2007	45.00	320
3	Microsoft Corp.	July 2006	25.00	53
2	Microsoft Corp.	January 2007	30.00	25
10	Motorola, Inc.	July 2006	25.00	100
1	Motorola, Inc.	October 2006	25.00	48
1	Proctor & Gamble Co.	June 2006	60.00	5
2	Proctor & Gamble Co.	July 2006	55.00	220
1	Proctor & Gamble Co.	July 2006	60.00	10
4	Qualcomm, Inc.	July 2006	47.50	540
3	Quest Diagnostics, Inc.	August 2006	60.00	262
7	Standard & Poors Midcap 400 Depositary Receipts	June 2006	145.00	227
3	Texas Instruments, Inc.	July 2006	32.50	292
4	Texas Instruments, Inc.	July 2006	35.00	130
4	United Technologies Corp.	August 2006	65.00	650
3	UnitedHealth Group, Inc.	July 2006	45.00	645
1	UnitedHealth Group, Inc.	January 2007	45.00	470
4	Valero Energy Corp.	January 2007	70.00	2,000
1	Wachovia Corp.	July 2006	60.00	13
2	Wachovia Corp.	October 2006	60.00	145
1	Wachovia Corp.	January 2007	60.00	133
1	Zimmer Holdings, Inc.	June 2006	65.00	18
1	Zimmer Holdings, Inc.	September 2006	70.00	63

	Total Call Options Written (Premiums received $34,547)			$19,728

(a)	Non-income producing security

See notes to financial statements.

12  |  Semi-Annual Report  |  May 31, 2006

Claymore/Fiduciary Strategic Equity Fund |

Statement of Assets and Liabilities | as of May 31, 2006 (unaudited)

Assets
Investments in securities, at value (cost $708,923 )	$735,062
Cash	11,563
Receivable from Adviser	149,450
Dividends receivable	874
Offering costs	33,151

Total assets	930,100

Liabilities
Offering costs payable	54,301
Options written, at value (premiums received of $34,547 )	19,728
Distributor and affiliates	215
Accrued expenses and other liabilities	135,480

Total liabilities	209,724

Net Assets	$720,376

Composition of Net Assets
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$710,539
Net unrealized appreciation on investments and options	40,958
Accumulated net investment loss	(3,342)
Accumulated net realized loss on investments and options	(27,779)

Net Assets	$720,376

Maximum Offering Price per Share
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $669,774 and 44,020 shares of beneficial interest issued and outstanding)	$15.22
Maximum sales charge (5.75%* of offering price)	0.93

Maximum offering price to public	$16.15

Class C Shares:
Net asset value and offering price per share (Based on net assets of $50,602 and 3,342 shares of beneficial interest issued and outstanding)	$15.14

*	On sales of $50,000 or more, the sales charge will be reduced.

See notes to financial statements.

Semi-Annual Report  |  May 31, 2006  |  13

Claymore/Fiduciary Strategic Equity Fund |

Statement of Operations | For the Six Months ended May 31, 2006 (unaudited)

Investment Income
Dividends	3,297

Total income		$3,297

Expenses
Offering costs	49,863
Professional fees	39,992
Printing	18,850
Registration	17,514
Shareholder services	12,146
Trustees’ fees and expenses	9,048
Advisory fee	3,683
Custody	1,457
Fund accounting	1,352
Distribution (12b-1) and service fees (attributed to Class A and C of $856 and $259, respectively)	1,115
Insurance	799
Administration fee	147
Miscellaneous	3,120

Total expenses		159,086
Investment advisory fee waived		3,683
Other expenses waived or reimbursed		148,764

Net expenses		6,639

Net investment loss		(3,342)

Realized and Unrealized Gain (Loss) on Investments and Options
Net realized gain (loss):
Investments		3,614
Options		(11,826)
Net change in unrealized appreciation (depreciation) on:
Investments		671
Options		13,458

Net realized and unrealized gain on investments and options		5,917

Net Increase in Net Assets from Operations		$2,575

See notes to financial statements.

14  |  Semi-Annual Report  |  May 31, 2006

Claymore/Fiduciary Strategic Equity Fund |

Statement of Changes in Net Assets |

	For the Six Months Ended May 31, 2006 (unaudited)	For the Period September 30, 2005* through November 30, 2005
Operations
Net investment income/loss	$(3,342)	$178
Net realized loss on investments and options	(8,212)	(19,567)
Net change in unrealized appreciation on investments and options	14,129	26,829

Net increase in net assets resulting from operations	2,575	7,440

Distributions from:
Net investment income	(178)	-0 -

Capital Transactions
Net proceeds from shares sold	5,809	654,333
Cost of shares reinvested	178	-0 -
Cost of shares repurchased	(31)	-0 -

Net change in net assets from capital transactions	5,956	654,333

Total increase in net assets	8,353	661,773
Net Assets
Beginning of period	712,023	50,250

End of period (including accumulated undistributed net investment income/loss of ($3,342) and $178, respectively)	$720,376	$712,023

*	Commencement of investment operations.

See notes to financial statements.

Semi-Annual Report  |  May 31, 2006  |  15

Claymore/Fiduciary Strategic Equity Fund |

Class A Financial Highlights |

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Six Months Ended May 31, 2006 (unaudited)		For the Period September 30, 2005† through November 30, 2005
Net Asset Value, Beginning of Period	$15.16		$15.00

Income from Investment Operations
Net investment income (loss) (a)	(0.07)		0.01
Net realized and unrealized gain (loss) on investments and options	0.13		0.15

Total from investment operations	0.06		0.16

Distributions from:
Net investment income	0.00	**	—

Net Asset Value, End of Period	$15.22		$15.16

Total return* (b)	0.42	%***	1.07	%***

Ratios and Supplemental Data
Net assets, end of period (thousands)	$670		$661
Ratio of Expenses to Average Net Assets* (c)	1.75%		1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets* (c)	-0.85%		0.21%
Portfolio turnover rate	28	%***	17	%***
_________ * If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c)	43.15%		73.32%
Ratio of Net Investment Loss to Average Net Assets (c)	-42.25%		-71.36%

**	Amount is less than $0.01.
***	Non-annualized
†	Commencement of investment operations.
(a)	Based on average shares outstanding during the period.
(b)	Does not include payment of maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
(c)	Annualized.

See notes to financial statements.

16  |  Semi-Annual Report  |  May 31, 2006

Claymore/Fiduciary Strategic Equity Fund |

Class C Financial Highlights |

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Six Months Ended May 31, 2006 (unaudited)	For the Period September 30, 2005† through November 30, 2005
Net Asset Value, Beginning of Period	$15.14	$15.00

Income from Investment Operations
Net investment loss (a)	(0.12)	(0.01)
Net realized and unrealized gain (loss) on investments and options	0.12	0.15

Total from investment operations	—	0.14

Net Asset Value, End of Period	$15.14	$15.14

Total return* (b)	0.00%**	0.93%**

Ratios and Supplemental Data
Net assets, end of period (thousands)	$50	$51
Ratio of Expenses to Average Net Assets* (c)	2.50%	2.50%
Ratio of Net Investment Loss to Average Net Assets* (c)	-1.60%	-0.54%
Portfolio turnover rate	28%**	17%**
___________ * If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c)	43.90%	74.07%
Ratio of Net Investment Loss to Average Net Assets (c)	-43.00%	-72.11%

**	Non-annualized.
†	Commencement of investment operations.
(a)	Based on average shares outstanding during the period.
(b)	Does not include payment of maximum CDSC of 1% charged on certain redemptions made within the first 12 months of purchase and a CDSC of 0.50% charged on certain redemptions made within months 13 - 18. If the CDSC was included, total returns would be lower. These returns include Rule 12b-1 fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
(c)	Annualized.

See notes to financial statements.

Semi-Annual Report  |  May 31, 2006  |  17

Claymore/Fiduciary Strategic Equity Fund |

Notes to Financial Statements | as of May 31, 2006 (unaudited)

Note 1 — Organization:

Claymore/Fiduciary Strategic Equity Fund (the “Fund”) is organized as a separate diversified series of the Claymore Trust, a Delaware statutory trust which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide capital appreciation and, to a lesser extent, income and gains. The Fund seeks to achieve its investment objective by combining a diversified portfolio of equity securities and writing (selling) options on a substantial portion of its portfolio securities. The Fund commenced investment operations on September 30, 2005, with two classes of shares, Class A and Class C.

Note 2 — Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the principal exchange on which they are traded. Equity securities traded on an exchange for which there are no sales on a given day are valued at the mean of the most recent bid and asked price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in an over-the-counter market are valued at the last sales price in the principal market on which they are traded. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Exchange-traded options are valued at the mean between the bid and the asked prices on the primary exchange on which they are traded. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.

(c) Options

The Fund will employ an option strategy of writing (selling) covered call options against a substantial portion of the equity securities held in the Fund’s portfolio. The Fund seeks to produce income and gains primarily from the premiums it receives from writing (selling) options, from dividends received from securities held in the portfolio and from capital appreciation in the value of equity securities.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline by more than the amount of the premium received on the option written. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

(d) Distributions to Shareholders

The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 - Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser will oversee the activities of Fiduciary Asset Management, LLC (the Fund’s “Sub-Adviser”),for a fee, payable monthly, equal to an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.75% and 2.50% of the Fund’s average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until March 31, 2009, at which time it is eligible for renewal. For the period ended May 31, 2006, the Adviser waived approximately $3,700 of its advisory fees and reimbursed other expense of approximately $148,800. For a period of five years subsequent to the Fund’s commencement of operations, the Adviser may recover from the Fund fees and expenses previously waived or reimbursed during the prior three years if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit. As of May 31, 2006, the amount of these potentially recoverable expenses was approximately $335, 500. Offering costs in the amount of $100,000 were incurred by the Fund, and will be amortized over a one-year period. The Adviser has agreed to pay all organizational expenses of the Fund incurred prior to the commencement of operations.

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; votes proxies; and pays the compensation of all officers of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily net assets.

18  |  Semi-Annual Report  |  May 31, 2006

Claymore/Fiduciary Strategic Equity Fund |

Under a separate Fund Administration agreement, the Adviser provides Fund Administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Fund:

Rate	Net Assets
0.04%	First $	200,000,000
0.03%	Next $	300,000,000
0.02%	Next $	500,000,000
0.01%	Over $	1,000,000,000

For the period ended May 31, 2006, the Adviser waived all of its Administration fee.

The Bank of New York (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

U.S. Bancorp Fund Services, LLC acts as the Fund’s transfer agent. U.S. Bancorp is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser. The Fund does not compensate its officers or trustees who are officers or directors of the Adviser.

Note 4 - Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on tax components of investments as of May 31, 2006 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments
$710,867	$56,001	$(31,806)	$24,195

As of November 30, 2005, the Fund had an accumulated capital loss carryforward for tax purposes of $818, which expires on November 30, 2013. Capital losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and elected to defer net post-October capital losses during 2005 in the amount of $16,805. The differences between book and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral on straddle losses.

As of November 30, 2005, the tax component of undistributed ordinary income was $178 and the tax component of accumulated capital loss was $17,623.

The tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, of $178 was ordinary income. The final determination of the source of the 2006 distributions, if any, for tax purposes will be made after the end of the Fund’s fiscal year and will be reported to shareholders in January 2007 on IRS Form 1099-DIV.

Note 5 - Capital Transactions:

For the six months ended May 31, 2006 and the period ended November 30, 2005, capital transactions were as follows:

	For the six months ended May 31, 2006		For the period ended November 30, 2005
	Shares	Value	Shares	Value
Sales:
Class A	376	$5,809	41,667	$629,333
Class C	-0-	-0 -	1,667	25,000

Total Sales	376	$5,809	43,334	$654,333

Dividend Reinvestment:
Class A	12	$178	-0-	$-0-
Class C	-0-	-0-	-0-	-0-

Total Dividend Reinvestment	12	$178	-0-	$-0-

Repurchases:
Class A	(2)	$(31)	-0-	$-0-
Class C	-0-	-0-	-0-	-0-

Total Repurchases	(2)	$(31)	-0 -	$-0-

At May 31, 2006, Claymore Securities, Inc., an affiliate of the Adviser, owned 3,343 shares of each class of shares, and Fiduciary Asset Management, LLC owned 40,011 shares of Class A.

The Fund imposes a redemption fee of 2.00% of the total redemption amount on all shares redeemed or exchanged within 30 days of purchase or exchange into the Fund. The redemption fee is paid directly to the Fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. The Fund received $1 in redemption fees during the period, which have been netted with cost of shares repurchased on the statement of changes.

Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the value of the redemption. The CDSC will be imposed on most redemptions made within the first 12 months of the purchase for Class C Shares. A CDSC of 0.50% will be imposed on most redemptions made within months 13-18 of the purchase of Class C Shares. Sales charges do not represent expenses to the Fund.

Note 6 - Investment Transactions:

For the period ended May 31, 2006, purchases and sales of investments, excluding written options and short-term investments, were $234,328 and $209,060, respectively.

The Fund entered into written option contracts during the period ended May 31, 2006. Details of the transactions were as follows:

Written Options	Number of Contracts	Premiums Received
Beginning Options Balance	112	$21,227
Options written during the period	558	130,562
Options expired during the period	(48)	(3,266)
Options closed during the period	(477)	(113,976)

Options outstanding, end of period	145	$34,547

Note 7 — Distribution and Service Plan:

The Fund has adopted a distribution and service plan (the “Plan”) with respect to its Class A Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and pays service fees in connection with the provision of services to shareholders of each class and the maintenance of shareholder accounts. Annual fees under the Plan, of up to 0.25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets, are accrued daily. The annual fees for Class A Shares and Class C Shares are paid quarterly. The 12b-1 plan is used to induce or compensate financial intermediaries to provide distribution and/or services to the Fund and their shareholders. Included in these fees are payments retained by Claymore Securities, Inc., which were approximately $1,300 for the period ended May 31, 2006.

Note 8 - Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Semi-Annual Report  |  May 31, 2006  |  19

Claymore/Fiduciary Strategic Equity Fund |

Supplemental Information | (unaudited)

Trustees

The Trustees of the Claymore/Fiduciary Strategic Equity Fund and their principal occupations during the past five years are as follows:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustees
Independent Trustees:

Randall C. Barnes Year of Birth: 1951 Trustee	Since 2005	Formerly, Senior Vice President and Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc.(1987-1997).	14	None.

Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2005	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions from 2000- present. Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	17	None.

Ronald E.Toupin, Jr. Year of Birth: 1958 Trustee	Since 2005	Formerly Vice President, Manager, and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1988-1999), each of John Nuveen & Co., Inc. (asset manager) (1982-1999).	15	None.

Interested Trustees:

Nicholas Dalmaso† Year of Birth: 1965 Trustee; Chief Legal and Executive Officer	Since 2005	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. Formerly Assistant General Counsel, John Nuveen and Co., Inc.( 1999-2001). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc.(1992-1999)	17	None.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	Trustees serve until their successors have been duly elected.
***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.
†	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.

Additional information about Fund Trustees is available in the Fund’s Statement of Additional Information, without charge, upon request by calling (877) 252-9667.

20  |  Semi-Annual Report  |  May 31, 2006

Claymore/Fiduciary Strategic Equity Fund |

Supplemental Information | (unaudited)

Officers

The Officers of the Claymore/Fiduciary Strategic Equity Fund and their principal occupations during the past five years are as follows:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:

Steven M. Hill Year of Birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2005	Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present); Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc.( 2003-2005); Treasurer of Henderson Global Funds and Operations Manager of Henderson Global Investors (NA) Inc.(2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002);Vice President, Nuveen Investments (1999-2001).

Melissa Nguyen Year of Birth: 1978 Secretary	Since 2005	Vice President of Claymore Securities, Inc. (2005-present). Previously, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

William Belden Year of Birth: 1965 Vice President	Since 2005	Managing Director of Claymore Securities, Inc. (2005-present). Previously, Vice President of Product Management at Northern Trust Global Investments (1999-2005); and Vice President of Product Development at Stein Roe & Farnham (1995-1999).

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006	Vice President, Fund Compliance Officer of Claymore Advisors, LLC (Feb. 2006-present). Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1999-2003).

James Howley Year of Birth: 1972 Assistant Treasurer	Since 2005	Vice President, Fund Administration of Claymore Securities, Inc. (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Semi-Annual Report  |  May 31, 2006  |  21

Claymore/Fiduciary Strategic Equity Fund |

Fund Information |

Board of Trustees	Officers	Investment Adviser
Randall C. Barnes	Nicholas Dalmaso Chief Legal and Executive Officer	Claymore Advisors, LLC Lisle, IL
Nicholas Dalmaso*
	Steven M. Hill	Investment Sub-Adviser
Ronald A. Nyberg	Chief Financial Officer, Chief Accounting Officer and Treasurer	Fiduciary Asset Management, LLC St. Louis, MO
Ronald E. Toupin, Jr.
	Melissa Nguyen	Distributor and Servicing Agent
	Secretary	Claymore Securities, Inc.
Lisle, IL

	William Belden	Custodian and Fund Accounting Agent
	Vice President	Bank of New York
New York, NY

	Bruce Saxon	Transfer Agent
	Chief Compliance Officer	U.S. Bancorp Fund Services, LLC
Milwaukee, WI

	James Howley	Legal Counsel
	Assistant Treasurer	Vedder, Price, Kaufman & Kammholz, P.C. Chicago, IL

Independent Registered Public Accounting Firm
Ernst & Young LLP
Chicago, IL

*	Trustee is an interested person of the Fund as defined in the Investment Company Act of 1940, as amended.

Privacy Principles of Claymore/Fiduciary Strategic Equity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

This report is sent to shareholders of Claymore/Fiduciary Strategic Equity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 252-9667 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 252-9667 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

22  |  Semi-Annual Report  |  May 31, 2006

Claymore/Fiduciary Strategic Equity Fund |

About the Fund Manager |

Fiduciary Asset Management, LLC

Fiduciary is an independent, employee-owned, registered investment adviser that manages a broad array of equity and fixed-income portfolios primarily for institutional investors and is based in St. Louis, Missouri. Fiduciary currently supervises or manages approximately $17.2 billion in assets for endowments & foundations, public pension plans, corporate trusts, union plans, Taft-Hartley plans, four exchange-listed closed-end funds and three hedge funds. Fiduciary also manages two open-end mutual funds.

Investment Philosophy

Fiduciary believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.

Investment Process

The managers employ a disciplined three-step investment process that seeks to build a solid core equity portfolio with an actively managed options strategy overlay:

1.	Build an underlying portfolio of stocks by utilizing Fiduciary’s disciplined core equity process.

2.	Develop a unique covered call writing strategy that is created based on the equity portfolio and then implemented.

3.	Monitor the fund through active management and by employing a proprietary risk management model.

Semi-Annual Report  |  May 31, 2006  |  23

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.claymore.com or by calling 877-CLAYMORE (877-252-9667). Please read the prospectus carefully before investing. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in this fund.

N O T  F D I C - I N S U R E D  N O T  B A N K - G U A R A N T E E D

Claymore Securities, Inc.

2455 Corporate West Drive

Lisle, Illinois 60532

Member of NASD/SIPC

Semi-Annual Report

May 31, 2006 Unaudited

Claymore/Fiduciary Large Cap Core Fund

N O T F D I C - I N S U R E D N O T B A N K - G U A R A N T E E D

www.claymore.com
... your road to the LATEST, most up-to-date INFORMATION about the Claymore/Fiduciary Large Cap Core Fund

The shareholder report you are reading right now is just the beginning of the story.

Online at www.claymore.com, you will find:

•	Daily and historical Fund pricing, monthly and quarterly Fund returns, portfolio holdings and characteristics, dividend distribution history.

•	Investor guides and Fund fact sheets.

•	Regulatory documents including a prospectus and shareholder reports.

Claymore Securities is continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

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Dear Shareholder |

We are pleased to submit the semiannual shareholder report for Claymore/Fiduciary Large Cap Core Fund. This report discusses performance from December 1, 2005 through May 31, 2006. As you may know, the Fund’s investment objective is to provide capital appreciation and to a lesser extent, income. The Fund’s sub-adviser seeks to achieve these objectives by investing in a diversified portfolio of equity securities of primarily large-capitalization companies.

Fiduciary Asset Management, LLC is the Fund’s sub-adviser. Fiduciary manages a wide range of institutional products and is one of the leading managers of hedged equity investments. As of May 31, 2006, Fiduciary supervised and managed approximately $17.2 billion in assets.

In this six-month fiscal period, the Fund’s Class A Shares generated a total return of 3.30%, unadjusted for any sales charges.1 This represents a gain in net asset value from $15.17 on November 30, 2005 to $15.67 on May 31, 2006. If sales charges had been included, returns would have been lower. There is a fee waiver currently in place for this Fund through March 31, 2009. Without this waiver Fund returns would have been lower (Please see page 10 for complete performance information of all share classes.). By comparison, the Standard & Poor’s 500 Index (S&P 500) returned 2. 60%. The S&P 500 is generally considered representative of the U.S. stock market. Index returns reflect the reinvestment of all distributions. It is not possible to invest directly in an index.

To learn more about the Fund’s performance of this fiscal period, we encourage you to read the Questions & Answers section of the report on page 5. In it, you’ll find information on Fiduciary Asset Management’s investment philosophy, their views on the economy and market environment and detailed information about what was behind the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit our website at www.claymore.com or call 877-CLAYMORE (877-252-9667) for account information.

Sincerely,

Nicholas Dalmaso

Claymore/Fiduciary Large Cap Core Fund

[1]	Past performance does not guarantee future performance. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns include reinvestment of dividends and capital gains. Please visit www.claymore.com for more current performance data.

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Claymore/Fiduciary Large Cap Core Fund |

Questions & Answers |

Mohammed Riad, Portfolio Manager

Portfolio Manager Mohammed Riad is a Managing Director, Senior Portfolio Manager and Chief Derivatives Strategist for Fiduciary Asset Management. He is a member of Fiduciary’s Strategy and Investment Committee and serves as senior portfolio manager for the firm’s institutional and hedged large-cap equity strategies. Riad joined Fiduciary in 1999 and has 13 years of investment industry experience. He holds an M.B.A. from Washington University in St. Louis.

K. Timothy Swanson, CFA, Portfolio Manager

Portfolio Manager K. Timothy Swanson is a Senior Vice President and member of Fiduciary Asset Management’s Investment Committee. Swanson joined Fiduciary in 2003 and has 15 years of investment industry experience. Swanson has earned eight Wall Street Journal All-Star Analyst awards. He is a CFA charterholder and earned an M.B.A. from Washington University in St. Louis.

The views expressed in this report reflect those of the portfolio managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

The Claymore/Fiduciary Large Cap Core Fund is managed by Fiduciary Asset Management, LLC. In the following interview, Portfolio Co-Managers Mohammed Riad and K. Timothy Swanson, CFA, discuss how they structured the portfolio and how the Fund performed in the six-month fiscal period ended May 31, 2006.

After a strong rally, the equity market ended the six-month period on a sour note. Will you provide your views on what caused the shift in market sentiment?

From December through April, investor sentiment was quite positive. Despite a steady increase in the price of commodities and energy, data indicated that inflation was well contained. As a result, investors seemed to be optimistic that the Federal Reserve Board (the “Fed”) was nearing the end of its interest rate tightening cycle. This optimism resulted in strong equity returns with a relatively low level of market volatility.

In May, the market reversed course as the Fed increased short-term rates by an additional 0.25%. More concerning to investors, however, was that Fed Chairman Ben Bernanke did not provide a clear signal of when the tightening would end. Further worry was added to the market as April inflation data was released indicating that the Consumer Price Index was creeping higher while economic data displayed a continued moderating trend. These events triggered an immediate spike in volatility within the equity market — reaching a level not seen since June 2004, which was coincidently the start of the Fed’s current interest rate tightening cycle.

How did the Fund perform in this changing environment?

The Fund performed well in the period. Class A Shares (unadjusted for any sales charges) returned 3.30% for the six months ended May 31, 2006, outperforming the 2.60% return of the Standard & Poor’s 500 Index. We attribute the outperformance to our disciplined stock selection process which led us to invest in securities that performed favorably given our strategic economic outlook. There was a fee waiver in place during the period. The waiver remains in effect until March 31, 2009.

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Without this waiver, Fund returns would have been lower. (Please see page 10 for complete performance information for both share classes)1

Which areas of the Fund most helped performance?

The global economy continued to strengthen this period driving performance in several market sectors.

Industrials. The Fund was helped by its overweight position and strong relative performance within the industrials sector. Multinational companies within this group were some of the Fund’s best performers. Standout performers included Caterpillar (3.8% of total investments), a manufacturer of engines, turbines and construction and mining equipment; United Technologies (3.0% of total investments), a provider of products used in the building, aerospace and automotive industries and Honeywell International (2.6% of total investments), a supplier of control systems and components for homes, industry and aviation. These companies benefited from their participation in the expansion of infrastructure that was fueled by the strong global economy. Another important contributor was Burlington Northern (4.0% of total investments), a domestic railroad company which has experienced increased pricing power and tight capacity utilization rates.

Energy. The Fund held a slight underweight position in energy compared with the S&P 500, but Fund returns from the group more than doubled those of the S&P 500’s energy sector. We attribute the outperformance to the Fund’s focus on energy service companies — refiners, distributors and maintenance providers — rather than the large integrated oil companies. With the price of crude oil near an all-time high, the large oil companies now have the financial resources to expand their search for oil in areas that might have previously been cost prohibitive. This increased demand has improved pricing power for oil service companies. The best performers were Valero Energy (3.4% of total investments), an oil and gas refiner and Baker Hughes (2.2% of total investments), an oil and gas drilling company. It appears likely that strong global demand will keep crude oil prices elevated. If that happens, the oil service industry should continue to prosper and we believe the Fund will be positioned to benefit.

Which areas of the Fund most hurt performance?

The health care sector was the primary detractor from performance. Consumer discretionary stocks also dragged on performance, but to a much lesser extent.

Health Care. The Fund was hurt by both the deep decline of its health care holdings and its overweight position relative to the S&P 500. We continued to focus investments in biotechnology and health care service companies, which were some of the best contributors to Fund performance in 2005. This period, however, they were generally the worst performers.

In general, the overall health care services industry came under pressure due to investors’ concern about moderating growth and the ability of service companies to maintain their pricing power and margins. UnitedHealth Group (1.8% of total investments), a leader in the managed care industry, came under regulatory scrutiny by the SEC regarding its stock options policies for the company’s executives. From its high point in December, the stock’s share price was off by about a third by the end of the period. While we’re disappointed with UnitedHealth Group’s performance, we are gratified that we had taken some profits in the stock late last year, thereby reducing the potential level of losses for the Fund. News of the investigation triggered selling throughout the health care services industry as investors moved to lock in profits, fearing that other service companies might be dragged down as well. We continue to hold UnitedHealth because its earnings have remained robust and it is now trading at an extremely attractive valuation relative to our opinion of its underlying fundamental strength. The investigation will certainly limit its near-term potential, but we believe at its conclusion, the stock will recover.

[1]	Past performance does not guarantee future performance. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns include reinvestment of dividends and capital gains. Please visit www.claymore.com for more current performance data.

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After stellar returns over the past few years, biotechnology stocks declined as investors similarly moved to lock in profits. We maintained our biotechnology position because we view these stocks as having underappreciated growth potential given the ongoing discoveries of new molecular entities and novel treatment regimens. To a great extent the prices of these types of stocks tend to be moved by media coverage. When a new discovery or approval is announced, investors tend to flock to the biotech sector with the increased attention. When there is little media coverage, which was the case this period, momentum investors tend to look elsewhere for returns. Our positions in Amgen (1.7% of total investments) and Genentech (2.1% of total investments) both declined, but we maintained our positions because their fundamentals remained positive in our opinion.

Consumer discretionary. The Fund’s consumer discretionary sector declined and underperformed the S&P 500 discretionary sector. Homebuilder Lennar (1.6% of total investments) declined on fears that the housing industry was ready to roll over given the higher interest rate environment and an increase in unsold housing inventory. While we similarly expect housing prices to moderate, we believe that the market has overcompensated for this risk. Our thesis is that demand and pricing for new homes will likely temper, but not commensurate with what decline that investors have already priced into the valuations of the home builders. While some real estate market prices have clearly benefited from excess investment, we believe that there are many markets that have long-term durability. In our opinion the demand for moderately priced homes will continue, and that is Lennar’s primary niche.

Technology represented the Fund’s single largest overweight position. How did the Fund’s holdings perform?

The broad technology sector suffered losses but the Fund’s technology holdings declined considerably less than the S&P 500 technology sector. The Fund’s relative performance variation was due to its focus on mid- to large-cap technology companies rather than mega-cap technology companies, which suffered the deepest declines. We focused investments in companies poised to benefit from the expansion of the global economy such as those with exposure to wireless communications networking and business enterprise applications. BEA Systems (1.7% of total investments), an enterprise infrastructure software company, provided stellar returns. Other holdings, however, experienced deep declines as investors became concerned about the strength of consumer spending. The most negatively impacted were Apple Computer (2.9% of total investments), a personal computer and software company and a strong performer last period, and Texas Instruments (2.3% of total investments), a semiconductor company. Our view of the consumer and the technology sector remains strong and the Fund continues to hold both of these stocks.

Will you tell us how you select securities for the Fund?

The Fund’s investment objective is to provide capital appreciation and, to a lesser extent, income. We seek to achieve these objectives by investing in a diversified portfolio of common stocks of large U.S. corporations and dollar-denominated equity securities of foreign securities.

We start with a top-down approach, meaning we closely analyze macroeconomic and market factors to determine where we are in the current economic or market cycle. Some of the information we study includes interest rates, fiscal and monetary policy, inflation, the U.S. Dollar and corporate profits, among other data. Our research directs us to the industries that, in our opinion, provide the best near-term opportunity given the market cycle.

After identifying industries in which we want to invest, we look for companies that are leaders in their respective markets with what we believe to be clean balance sheets, growing cash flow potential and top-line historical growth. We use a proprietary quantitative screening process that presents companies which are not only strong today, but those that are forecasting better earnings and cash flows moving forward. After candidates are pinpointed, we conduct fundamental company research and analysis to help confirm our theses on the stocks. Our fundamental research considers data provided by Wall Street analysts, but not their opinions. Generally, we don’t speak directly with company management because we believe their views are subjective and often guarded, and therefore not helpful with our analyses. Our top-down

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process typically leads us to a portfolio that is diversified across market sectors and individual securities. As of May 31, 2006 the Fund held a total of 40 individual equities.

Our sell discipline is part and parcel of our top-down investment discipline. Although many industries can prosper throughout the various stages of a market cycle, many will not. That said, we will sell a stock even if the company’s fundamentals appear to be strong if our research suggests that the industry or market sector no longer looks attractive relative to other opportunities. You’ll see that much of the portfolio will change as we move through an economic cycle. This is a point of differentiation for Fiduciary. Many managers buy and hold stocks based on fundamentals alone — regardless of the economic cycle. We believe that the economy, in addition to operating fundamentals, should be considered when deciding whether to shift out of a security. We regularly monitor the portfolio in order to make sure that the Fund’s stocks validate the findings of our top-down research. Remaining true to our top-down discipline, we believe, is critical to the long-term success of the Fund.

What is your outlook for the market and Fund for the remainder of 2006?

Despite the recent decline, we think the market is poised for better performance. The fears on which investors have been focused are transitory in our opinion. Our reasons for optimism are explained below.

Inflation. The market was surprised by higher than expected core inflation numbers for April, which along with the Fed’s hawkish comments concerned investors. When we analyzed that data, we found that an increase in the rental equivalent component helped to generate the higher than anticipated reading. This component of CPI is partially driven by housing valuations and rental inventory, which we believe will begin to moderate and decline somewhat as a function of unsold homes, interest rates and some stricter lending policies that are beginning to surface. When this occurs, we expect more favorable inflation data.

Productivity. Productivity levels in the U.S. remain extremely high. This has enabled corporations to absorb much of the higher commodity costs, while still growing their profits. Higher cash flows and clean balance sheets should persuade leading companies to either reinvest in value-enhancing projects or return cash to shareholders. Our research indicates that this trend can continue, which is another positive factor for the economy and markets.

Consumer Spending. The consumer may feel pinched due to higher energy costs and moderating housing values. However, unemployment is relatively low and average hourly earnings have been increasing for the past two and a half years. We believe that these factors will keep consumer spending at reasonable levels. Additionally, the global growth we’ve seen over the past few years appears to be in a longer cycle than previously experienced, which should continue to buoy demand for U.S. products.

These three factors formulate our positive outlook, albeit uncertainty around Fed policy presents some short-term hurdles for investors. If our assumptions are correct, we would expect the current inflation concerns to lift by year-end, which would likely lead to the conclusion of the Fed’s interest rate tightening cycle. While our positive view seems somewhat contrarian now, we believe it will be productive over the longer-term and we have positioned the Fund based on our economic outlook.

Risks and Other Considerations

The Fund is new and has a limited history of operations.

Investment Risk. An investment in the Fund is subject to risks, and you could lose money on your investment. There can be no assurance that the Fund will achieve its investment objective.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

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Claymore/Fiduciary Large Cap Core Fund |

Income and Distribution Risk. The income that shareholders receive from the Fund through annual distributions is based primarily on the dividends and interest the Fund earns from its investments. Dividend payments the Fund receives can vary widely and there is no guarantee that they will be paid at all.

Foreign Investment Risk. Although the Fund will limit its investment in securities of foreign issuers to ADRs and other U.S. dollar-denominated equity securities of foreign issuers traded on U.S. exchanges, the Fund’s investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Please refer to the prospectus for more complete risk information.

Industry Risk. While the Fund does not concentrate its assets in any industry, to the extent that the Fund focuses its investments in a particular industry or group of related industries, the net asset value of the Fund will be more susceptible to factors affecting that industry or sector.

In addition to the risks described, there are certain other risks related to investing in the Fund. These risks are described further in the Prospectus and Statement of Additional Information.

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Claymore/Fiduciary Large Cap Core Fund |

Fund Summary | as of May 31, 2006 (unaudited)

Total Returns

Share Class	6-month	Since Inception	Date of Inception
Unadjusted for sales charges
Class A	3.30%	4.47%	9/30/05
Class C	2.97	4.00	9/30/05
Adjusted for the maximum sales charge or CDSC
Class A	-2.64%	-1.54%	9/30/05
Class C	1.97	3.00	9/30/05

Performance information represents past performance. There is no guarantee of future results. Current performance may be higher or lower than returns shown. For more current Fund information, please visit www.claymore.com. When redeemed, Fund shares may be worth more or less than their original cost.

Total returns with sales charge reflect payment of the maximum sales charge of 5.75% for Class A shares and a contingent deferred sales charge of 1.00% for Class C shares if redeemed within 12 months of purchase and 0.50% if redeemed during months 13 - 18. The total returns of individual share classes will differ due to varying sales charges and expenses between the classes. Returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns.

The Fund’s Adviser has waived or reimbursed fees or expenses; absent such waivers/reimbursements, the Fund’s returns would have been lower.

Sector Breakdown	% of Net Assets
Industrials	18.6%
Financials	17.5%
Information Technology	17.4%
Health Care	10.2%
Energy	9.6%
Investment Companies	9.1%
Consumer Discretionary	8.7%
Consumer Staples	4.0%
Telecommunication Services	3.7%

Total Investments	98.8%
Other Assets in excess of Liabilities	1.2%

Net Assets	100.0%

Top Ten Holdings	% of Net Assets
SPDR Trust Series 1	4.6%
iShares Russell 1000 Index	4.5%
Burlington Northern Santa Fe Corp.	3.9%
Lehman Brothers Holdings, Inc.	3.9%
Alltel Corp.	3.7%
Caterpillar, Inc.	3.7%
Valero Energy Corp.	3.3%
Goldman Sachs Group, Inc.	3.3%
Bank of America Corp.	3.2%
General Electric Co.	3.1%

Sectors and holdings are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

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Claymore/Fiduciary Large Cap Core Fund |

Overview of Fund Expenses | as of May 31, 2006 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction cost, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 12/01/05 - 05/31/06.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	12/1/05	5/31/06	12/1/05-5/31/06
Class A
Actual	$1,000	$1,033	$8
Hypothetical (5% annual return before expenses)	1,000	1,017	8
Class C
Actual	$1,000	$1,030	$12
Hypothetical (5% annual return before expenses)	1,000	1,013	12

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60% and 2.35% for Class A and C Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the semi-annual period).

Assumes all dividends and distributions were reinvested.

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Claymore/Fiduciary Large Cap Core Fund |

Portfolio of Investments | as of May 31, 2006 (unaudited)

Number of Shares		Value
	Common Stocks - 89.7%
	Consumer Discretionary - 8.7%
35	Federated Department Stores, Inc.	$2,549
20	Harrah’s Entertainment, Inc.	1,521
45	Lennar Corp. - Class A	2,156
45	Lowe’s Cos., Inc.	2,803
70	MGM MIRAGE (a)	2,902

		11,931

	Consumer Staples - 4.0%
110	CVS Corp.	3,069
46	Proctor & Gamble Co.	2,496

		5,565

	Energy - 9.6%
35	B.J. Services Co.	1,283
35	Baker Hughes, Inc.	3,020
70	Exxon Mobil Corp.	4,264
75	Valero Energy Corp.	4,601

		13,168

	Financials - 17.5%
90	Bank of America Corp.	4,356
20	Bear Stearns Cos., Inc. (The)	2,675
30	Goldman Sachs Group, Inc.	4,528
30	Legg Mason, Inc.	2,878
80	Lehman Brothers Holdings, Inc.	5,329
80	Wachovia Corp.	4,280

		24,046

	Health Care - 10.2%
35	Amgen, Inc. (a)	2,365
47	Coventry Health Care, Inc. (a)	2,456
35	Genentech, Inc. (a)	2,904
30	Quest Diagnostics, Inc.	1,672
57	UnitedHealth Group, Inc.	2,506
35	Zimmer Holdings, Inc. (a)	2,119

		14,022

	Industrials - 18.6%
70	Burlington Northern Santa Fe Corp.	5,419
70	Caterpillar, Inc.	5,106
30	FedEx Corp.	3,278
125	General Electric Co.	4,283
85	Honeywell International, Inc.	3,500
65	United Technologies Corp.	4,064

		25,650

	Information Technology - 17.4%
65	Apple Computer, Inc. (a)	3,885
175	BEA Systems, Inc. (a)	2,373
60	Broadcom Corp. - Class A (a)	2,029
85	Corning, Inc. (a)	2,061
125	Microsoft Corp.	2,831
180	Motorola, Inc.	3,796
85	Qualcomm, Inc.	3,843
100	Texas Instruments, Inc.	3,123

		23,941

	Telecommunication Services - 3.7%
83	Alltel Corp.	5,133

	Total Common Stocks (Cost $120,033)	123,456

	Investment Companies - 9.1%
90	iShares Russell 1000 Index	6,231
50	SPDR Trust Series 1	6,376

	(Cost $12,532)	12,607

	Total Investments - 98.8% (Cost $132,565)	136,063
	Other Assets in excess of Liabilities - 1.2%	1,597

	Net Assets - 100%	$137,660

(a)	Non-income producing security.

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Claymore/Fiduciary Large Cap Core Fund |

Statement of Assets and Liabilities | as of May 31, 2006 (unaudited)

Assets
Investments in securities, at value (cost $132,565)	$136,063
Cash	2,450
Receivable from adviser	92,795
Dividends receivable	156
Offering costs	33,151

Total assets	264,615

Liabilities
Offering costs payable	9,260
Distributor and affiliates	64
Accrued expenses and other liabilities	117,631

Total liabilities	126,955

Net Assets	$137,660

Composition of Net Assets
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$134,953
Net unrealized appreciation on investments	3,498
Accumulated net realized loss on investments	(257)
Accumulated net investment loss	(534)

Net Assets	$137,660

Maximum Offering Price per Share
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $85,661 and 5,465 shares of beneficial interest issued and outstanding)	$15.67
Maximum sales charge (5.75% of offering price)	0.96

Maximum offering price to public	$16.63

Class C Shares:
Net asset value and offering price per share (Based on net assets of $51,999 and 3,333 shares of beneficial interest issued and outstanding)	$15.60

*	On sales of $50,000 or more, the sales charge will be reduced.

See notes to financial statements.

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Claymore/Fiduciary Large Cap Core Fund |

Statement of Operations | For the Six Months Ended May 31, 2006 (unaudited)

Investment Income
Dividends		$536

Expenses
Offering costs	49,862
Professional fees	39,965
Printing	17,510
Registration	17,041
Shareholder services	11,693
Trustees’ fees and expenses	8,752
Fund accounting	1,047
Custody	866
Insurance	799
Advisory fee	466
Distribution (12b-1) and service fees (attributed to Class A and C of $71 and $263, respectively)	334
Administration fee	22
Miscellaneous	3,399

Total expenses		151,756
Investment advisory fee waived		466
Other expenses waived or reimbursed		150,220

Net expenses		1,070

Net investment loss		(534)

Realized and Unrealized Gain on Investments
Net realized gain on investments		629
Net change in unrealized appreciation		1,511

Net realized and unrealized gain on investments		2,140

Net Increase in Net Assets from Operations		$1,606

See notes to financial statements.

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Claymore/Fiduciary Large Cap Core Fund |

Statements of Changes in Net Assets |

	For the Six Months Ended May 31, 2006 (unaudited)	For the Period September 30, 2005* through November 30, 2005
Operations
Net investment loss	$(534)	$(49)
Net realized gain (loss) on investments	629	(886)
Net change in unrealized appreciation on investments	1,511	1,987

Net increase in net assets resulting from operations	1,606	1,052

Capital Transactions
Net proceeds from shares sold	35,033	95,000
Cost of shares repurchased	(31)	0

Net change in net assets from capital transactions	35,002	95,000

Total increase in net assets	36,608	96,052

Net Assets
Beginning of period	101,052	5,000

End of period (Including accumulated net investment loss of $534 and $0, respectively)	$137,660	$101,052

*	Commencement of investment operations.

See notes to financial statements.

Semi-Annual Report | May 31, 2006 | 14

Claymore/Fiduciary Large Cap Core Fund |

Class A Financial Highlights |

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Six Months Ended May 31, 2006 (unaudited)		For the Period September 30, 2005** through November 30, 2005
Net Asset Value, Beginning of Period	$15.17		$15.00

Income from Investment Operations
Net investment loss (a)	(0.08)		0.00	(d)
Net realized and unrealized gain on investments	0.58		0.17

Total from investment operations	0.50		0.17

Net Asset Value, End of Period	$15.67		$15.17

Total return* (b)	3.30	%***	1.13	%***
Ratios and Supplemental Data
Net assets, end of period (thousands)	$86		$51
Ratio of expenses to average net assets* (c)	1.60%		1.60%
Ratio of net investment income/loss to average net assets* (c)	-0.62%		0.06%
Portfolio turnover rate	28	% ***	14	% ***

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of expenses to average net assets (c)	278.22%		516.12%
Ratio of net investment loss to average net assets (c)	-277.24%		-514.46%

**	Commencement of investment operations.

***	Non-annualized.

(a)	Based on average shares outstanding during the period.

(b)	Does not include payment of maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(c)	Annualized.

(d)	Amount is less than $.01.

See notes to financial statements.

15 | Semi-Annual Report | May 31, 2006

Claymore/Fiduciary Large Cap Core Fund |

Class C Financial Highlights |

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Six Months Ended May 31, 2006 (unaudited)		For the Period September 30, 2005** through November 30, 2005
Net Asset Value, Beginning of Period	$15.15		$15.00

Income from Investment Operations
Net investment loss (a)	(0.14)		(0.02)
Net realized and unrealized gain on investments	0.59		0.17

Total from investment operations	0.45		0.15

Net Asset Value, End of Period	$15.60		$15.15

Total return* (b)	2.97	%***	1.00	%***
Ratios and Supplemental Data
Net assets, end of period (thousands)	$52		$50
Ratio of expenses to average net assets* (c)	2.35%		2.35%
Ratio of net investment loss to average net assets* (c)	-1.37%		-0.69%
Portfolio turnover rate	28	% ***	14	% ***

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets (c)	278.97%		516.87%
Ratio of net investment loss to average net assets (c)	-277.99%		-515.21%

**	Commencement of investment operations.

***	Non-annualized.

(a)	Based on average shares outstanding during the period.

(b)	Does not assume payment of maximum CDSC of 1% charged on certain redemptions made within one year of purchase and 0.50% if redeemed during months 13 - 18. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(c)	Annualized.

See notes to financial statements.

Semi-Annual Report | May 31, 2006 | 16

Claymore/Fiduciary Large Cap Core Fund |

Notes to Financial Statements | as of May 31, 2006 (unaudited)

Note 1 — Organization:

Claymore/Fiduciary Large Cap Core Fund (the “Fund”) is organized as a diversified series of the Claymore Trust, a Delaware statutory trust which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide capital appreciation and, to a lesser extent, income. The Fund will invest primarily in a diversified portfolio of common stocks of large U.S. corporations and dollar-denominated equity securities of foreign securities. The Fund commenced investment operations on September 30, 2005, with two classes of shares, Class A and Class C.

Note 2 — Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the principal exchange on which they are traded. Equity securities traded on an exchange for which there are no sales on a given day are valued at the mean of the most recent bid and asked price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in an over-the-counter market are valued at the last sales price in the principal market on which they are traded. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.

(c) Distributions to Shareholders

The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 — Investment Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser will oversee the activities of Fiduciary Asset Management, LLC (the Fund’s “Sub-Adviser”) for a fee, payable monthly, equal to an annual rate of 0.85% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.60% and 2.35% of the Fund’s average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until March 31, 2009, at which time it is eligible for renewal. For the period ended May 31, 2006, the Adviser waived approximately $500 of its advisory fees and reimbursed other expenses of approximately $150,200. For a period of five years subsequent to the Fund’s commencement of operations, the Adviser may recover from the Fund fees and expenses previously waived or reimbursed during the prior three years, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit. At May 31, 2006, the amount of these potentially recoverable expenses was approximately $334,100. Offering costs in the amount of $100,000 were incurred by the Fund, and will be amortized over a one-year period. The Adviser has agreed to pay all organizational expenses of the Fund incurred prior to the commencement of operations.

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; votes proxies; and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.425% of the Fund’s average daily net assets.

Under a separate Fund Administration agreement, the Adviser provides Fund Administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Fund:

Rate	Net Assets
0.04%	First $200,000,000
0.03%	Next $300,000,000
0.02%	Next $500,000,000
0.01%	Over $1,000,000,000

For the period ended May 31, 2006, the Adviser waived all of its Administration fee.

The Bank of New York (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

U.S. Bancorp Fund Services, LLC acts as the Fund’s transfer agent. U.S. Bancorp is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser. The Fund does not compensate its officers or trustees who are officers or directors of the Adviser.

17 | Semi-Annual Report | May 31, 2006

Claymore/Fiduciary Large Cap Core Fund |

Note 4 — Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

As of November 30, 2005, the Fund had an accumulated capital loss carryforward for tax purposes of $175 which will expire on November 30, 2013. Capital losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elected to defer net post-October capital losses during 2005 in the amount of $674.

As of November 30, 2005, the tax component of accumulated capital loss was $849.

Information on tax components of investments as of May 31, 2006 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments
$132,602	$7,795	($4,334)	$3,461

There are no differences between book basis and tax basis unrealized appreciation/depreciation. The final determination of the source of the 2006 distributions, if any, for tax purposes will be made after the end of the Fund’s fiscal year and will be reported to shareholders in January 2007 on IRS Form 1099-DIV.

Note 5 — Capital Transactions:

For the six months ended May 31, 2006 and the period ended November 30, 2005, capital transactions were as follows:

	For the six months ended May 31, 2006		For the period ended November 30, 2005
	Shares	Value	Shares	Value
Sales:
Class A	2,134	$35,033	3,166	$47,500
Class C	-0-	-0-	3,166	47,500

Total Sales	2,134	$35,033	6,332	$95,000

Repurchases:
Class A	(2)	$(31)	-0-	$-0-
Class C	-0-	-0-	-0-	-0-

Total Repurchases	(2)	$(31)	-0-	$-0-

At May 31, 2006, Claymore Securities, Inc., an affiliate of the Adviser, owned 3,333 shares of each class of shares.

The Fund imposes a redemption fee of 2.00% of the total redemption amount on all shares redeemed or exchanged within 30 days of purchase or exchange into the Fund. The redemption fee is paid directly to the Fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. The Fund received $1 in redemption fees during the period, which are recorded as cost of shares repurchased on the statement of changes.

Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the value of the redemption. The CDSC will be imposed on most redemptions made within one year of the purchase for Class C Shares. A CDSC of 0.50% will be imposed on most redemptions made within months 13-18 of the purchase of Class C Shares. Sales charges do not represent expenses to the Fund.

Note 6 — Investment Transactions:

For the period ended May 31, 2006, purchases and sales of investments, excluding short-term investments, were $64,310 and $31,106, respectively.

Note 7 — Distribution and Service Plan:

The Fund has adopted a distribution and service plan (the “Plan”) with respect to its Class A Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and pays service fees in connection with the provision of services to shareholders of each class and the maintenance of shareholder accounts. Annual fees under the Plan, of up to .25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets, are accrued daily. The annual fees for Class A and Class C Shares are paid quarterly. The 12b-1 plan is used to induce or compensate financial intermediaries to provide distribution and/or services to the Fund and their shareholders. Included in these fees are payments retained by Claymore Securities, Inc., which were approximately $400 for the period ended May 31, 2006.

Note 8 — Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Semi-Annual Report | May 31, 2006 | 18

Claymore/Fiduciary Large Cap Core Fund |

Supplemental Information | (unaudited)

Trustees

The Trustees of the Claymore/Fiduciary Large Cap Core Fund and their principal occupations during the past five years are as follows:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustees

Independent Trustees:

Randall C. Barnes Year of Birth: 1951 Trustee	Since 2005	Formerly, Senior Vice President and Treasurer (1993- 1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	14	None.

Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2005	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions from 2000-present. Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	17	None.

Ronald E.Toupin, Jr. Year of Birth: 1958 Trustee	Since 2005	Formerly Vice President, Manager, and Portfolio Manager of Nuveen Asset Management (1998- 1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991- 1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1988-1999), each of John Nuveen & Co., Inc. (asset manager) (1982-1999).	15	None.

Interested Trustees:

Nicholas Dalmaso† Year of Birth: 1965 Trustee; Chief Legal and Executive Officer	Since 2005	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Formerly, Assistant General Counsel, John Nuveen and Co., Inc.(1999-2001). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc.(1992-1999).	17	None.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	Trustees serve until their successors have been duly elected.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.

†	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.

Additional information about Fund Trustees is available in the Fund’s Statement of Additional Information, without charge, upon request by calling (877) 252-9667.

19 | Semi-Annual Report | May 31, 2006

Claymore/Fiduciary Large Cap Core Fund |

Supplemental Information | (unaudited)

Officers

The Officers of the Claymore/Fiduciary Large Cap Core Fund and their principal occupations during the past five years are as follows:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:

Steven M. Hill Year of Birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2005	Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present); Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc.( 2003- 2005); Treasurer of Henderson Global Funds and Operations Manager of Henderson Global Investors (NA) Inc.(2002-2003); Managing Director, FrontPoint Partners LLC (2001- 2002); Vice President, Nuveen Investments (1999-2001).

Melissa Nguyen Year of Birth: 1978 Secretary	Since 2005	Vice President of Claymore Securities, Inc.( 2005- present). Previously, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

William Belden Year of Birth: 1965 Vice President	Since 2005	Managing Director of Claymore Securities, Inc. (2005- present). Previously, Vice President of Product Management at Northern Trust Global Investments (1999-2005); and Vice President of Product Development at Stein Roe & Farnham (1995-1999).

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006	Vice President, Fund Compliance Officer of Claymore Advisors, LLC (Feb. 2006-present). Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc.( 2003- 2006). Director- Compliance of Harrisdirect LLC (1999-2003).

James Howley Year of Birth: 1972 Assistant Treasurer	Since 2005	Vice President, Fund Administration of Claymore Securities, Inc. (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Semi-Annual Report | May 31, 2006 | 20

Claymore/Fiduciary Large Cap Core Fund |

Fund Information |

Board of Trustees

Randall C. Barnes

Nicholas Dalmaso*

Ronald A. Nyberg

Ronald E.Toupin, Jr.

Officers

Nicholas Dalmaso

Chief Legal and Executive Officer

Steven M. Hill

Chief Financial Officer, Chief Accounting Officer and Treasurer

Melissa Nguyen

Secretary

William Belden

Vice President

Bruce Saxon

Chief Compliance Officer

James Howley

Assistant Treasurer

Investment Adviser

Claymore Advisors, LLC

Lisle, IL 60532

Investment Sub-Adviser

Fiduciary Asset Management, LLC

St. Louis, MO

Distributor and Servicing Agent

Claymore Securities, Inc.

Lisle, IL

Custodian and Fund Accounting Agent

Bank of New York

New York, NY

Transfer Agent

U.S. Bancorp Fund Services, LLC

Milwaukee,WI

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C.

Chicago, IL

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, IL

*	Trustee is an interested person of the Fund as defined in the Investment Company Act of 1940, as amended.

Privacy Principles of Claymore/Fiduciary Large Cap Core Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

This report is sent to shareholders of Claymore/Fiduciary Large Cap Core Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 252-9667 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 252-9667 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

21 | Semi-Annual Report | May 31, 2006

Claymore/Fiduciary Large Cap Core Fund |

About the Fund Manager |

Fiduciary Asset Management, LLC

Fiduciary is an independent, employee-owned, registered investment adviser that manages a broad array of equity and fixed-income portfolios primarily for institutional investors and is based in St. Louis, Missouri. Currently, Fiduciary supervises and manages approximately $17.2 billion in assets for endowments & foundations, public pension plans, corporate trusts, union plans, Taft- Hartley plans, four exchange-listed closed-end funds and three hedge funds. Fiduciary also manages two open-end mutual funds.

Investment Philosophy

Fiduciary believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.

Investment Process

The managers employ a disciplined three-step investment process that seeks to build a solid core equity portfolio with an actively managed options strategy overlay:

1.	Build an underlying portfolio of stocks by utilizing Fiduciary’s disciplined core equity process.

2.	Develop a unique covered call writing strategy that is created based on the equity portfolio and then implemented.

3.	Monitor the Fund through active management and by employing a proprietary risk management model.

Semi-Annual Report | May 31, 2006 | 22

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.claymore.com or by calling 877-CLAYMORE (877-252-9667). Please read the prospectus carefully before investing. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in this fund.

N O T    F D I C - I N S U R E D    N O T    B A N K - G U A R A N T E E D

Claymore Securities, Inc.

2455 Corporate West Drive

Lisle, Illinois 60532

Member of NASD/SIPC

Semi-Annual Report

May 31, 2006 Unaudited

Claymore Core Equity Fund

N O T F D I C - I N S U R E D N O T B A N K - G U A R A N T E E D

www.claymore.com
... your road to the LATEST, most up-to-date INFORMATION about the Claymore Core Equity Fund

The shareholder report you are reading right now is just the beginning of the story.

Online at www.claymore.com, you will find:

•	Daily and historical Fund pricing, monthly and quarterly Fund returns, portfolio holdings and characteristics, dividend distribution history.

•	Investor guides and Fund fact sheets.

•	Regulatory documents including a prospectus and shareholder reports.

Claymore Securities is continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 | Semi-Annual Report | May 31, 2006

Claymore Core Equity Fund |

Dear Shareholder |

We are pleased to submit the semiannual shareholder report for Claymore Core Equity Fund for the six-month period ended May 31, 2006. As you may know, the Fund’s investment objective is to seek to maximize total return, primarily through capital appreciation. The manager seeks to achieve that objective by investing in a diversified portfolio comprised primarily of equity securities included in the Russell 3000 index.

In this period, the Fund’s Class A Shares generated a total return of 0.70%, unadjusted for any sales charges.1 The return represents a gain in net asset value from $15.45 on November 30, 2005 to $15.53 on May 31, 2006, plus the reinvestment of the Fund’s annual distribution. If sales charges had been included, returns would have been lower. There is a fee waiver currently in place for this Fund through March 31, 2009. Without this waiver, returns would have been lower. Please see page 7 for complete performance information of both share classes.) By comparison, the Russell 3000 Index returned 3.2% for the same six-month period. The Russell 3000 is a broadly diversified and unmanaged index that tracks the performance of approximately 3,000 of the largest, publicly-traded U.S. stocks. Index returns include the reinvestment of all distributions. It is not possible to invest directly in the index.

After the close of the fiscal period, Portfolio Manager Chuck Craig assumed sole management responsibility for Claymore Core Equity Fund. He will continue to manage the Fund, as he has from its inception, with the same investment philosophy and security selection process.

To learn more about the Fund’s performance in this fiscal period, we encourage you to read the Questions & Answers section of the report on page 4. In it, you’ll find information about the Manager’s investment philosophy and discipline and information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit our website at www.claymore.com or call 877-CLAYMORE (877-252-9667) for account information.

Sincerely,

Nicholas Dalmaso

Claymore Core Equity Fund

[1]	Past performance does not guarantee future performance. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns include reinvestment of dividends and capital gains. Please visit www.claymore.com for more current performance data.

Semi-Annual Report | May 31, 2006 | 3

Claymore Core Equity Fund |

Questions & Answers |

Chuck R. Craig, CFA, Portfolio Manager

Chuck Craig joined Claymore in May 2003, and is Managing Director, Portfolio Management and Supervision. In addition to his role as Portfolio Manager, he is involved in the screening, selection and development of the firm’s unit investment trusts and certain new products. Mr. Craig has nine years of investment industry experience and is a CFA charterholder. He received an M.S. degree in Financial Markets at the Illinois Institute of Technology and a B.S. in Finance from Northern Illinois University. Mr. Craig served for eight years in the U.S. Air Force, including six years at the White House Communications Agency, serving three U.S. Presidents and their staffs.

The views expressed in this report reflect those of the portfolio manager and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

Claymore Core Equity Fund is managed by Claymore Advisors, LLC. In the following interview Portfolio Manager Chuck Craig discusses how the Fund performed in the six-month fiscal period from December 1, 2005 through May 31, 2006.

The equity market rallied through most of the period and then reversed course in May. Can you provide an overview of the factors that drove market performance and how it impacted the Fund?

From the start of the fiscal period through April, the market rallied as investors believed that the Federal Reserve Board (the “Fed”) was nearing an end to its interest rate tightening cycle. The global economy continued to display strength despite oil prices that had reached historic levels. Global demand for goods and services continued to buoy the prices of materials and industrials stocks. The U.S. housing market maintained its strength even though talk about a real estate “bubble” began to emerge. In the first part of May, investor optimism turned to concern. The April Consumer Price Index report indicated higher-than-anticipated inflation data. At about the same time the Fed raised short-term rates again, and provided hawkish comments that created uncertainty as to when the rate tightening would cease. Investors moved quickly to lock in profits causing a spike in volatility and precipitous declines in many stocks. In five of the six months covered by this report, momentum stocks led the market higher. As a core equity fund, we don’t typically invest in high momentum stocks. Our lack of participation in these stocks hurt the Fund’s relative performance as the market rallied. We focused instead on lower volatility stocks — those with strong earnings track records and good cash flows. While these types of stocks trailed during much of period, they performed a bit better in May as volatility spiked.

How did the Fund perform?

The Fund’s Class A Shares (unadjusted for any sales charges) returned 0.70% for the six months ended May 31, 2006. This return fell short of the 3.20% return of the Fund’s benchmark, the Russell 3000 Index, for the same period. There was a fee waiver in place during the period. The waiver remains in effect until March 31, 2009. Without this waiver, Fund returns would have been lower. (Please see page 9 for complete performance information for both share classes.)1

Will you remind us about how you select stocks for the portfolio?

As you may know the Fund’s primary investment objective is to seek to maximize total return, primarily through capital appreciation. We try to achieve that objective by investing in a diversified portfolio of common stocks with plenty of broad market exposure.

[1]	Past performance does not guarantee future performance. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns include reinvestment of dividends and capital gains. Please visit www.claymore.com for more current performance data.

4 | Semi-Annual Report | May 31, 2006

Claymore Core Equity Fund |

Our selection process begins by considering the approximately 3,000 stocks represented in the Russell 3000 Index and other stocks of similar size. The Russell 3000 is a broadly diversified and unmanaged index that tracks the performance of approximately 3,000 of the largest, publicly-traded U.S. stocks. It is not possible to invest directly in this index. Our quantitative analysis narrows the universe of potential stock candidates by screens that consider each stock’s valuation, profitability and historical growth patterns. We dig much deeper into each of these areas while conducting our bottom-up fundamental review of the remaining candidates. We look for the stocks that we believe to be the best in their individual industry group. This process creates a portfolio of what we believe to be high-quality stocks with strong potential for capital appreciation. As of May 31, 2006, the Fund held 99 stocks.

Which areas of the Fund most helped performance and why?

The Fund’s industrials and energy stocks provided the strongest gains.

Industrials. The Fund’s focus on transportation stocks, specifically trucking companies, was an important contributor to performance. Even as the cost of oil continued to rise, the trucking industry was able to grow earnings. Demand for the transport of goods was strong enough to enable trucking companies to pass along higher energy costs to their customers through surcharges and higher overall rates. The portfolio’s best performing trucking companies were J.B. Hunt Transportation (not held in the portfolio on 5/31/06) and Old Dominion Freight Line (1.1% of total investments). Oshkosh Truck (1.3% of total investment), a truck manufacturer and Cummins (1.0% of total investments), a manufacturer of diesel engines used in trucks also benefited from the increased demand. In order to lock in profits for shareholders we sold the Fund’s position in J.B. Hunt. We continue to hold the other transportation issues as we believe they have the potential for further growth.

Energy. The Fund benefited from its overweight position in energy versus the Russell 3000 Index and the comparatively better performance of its energy holdings than those of the index. Crude oil prices continued to climb during the period, reaching historic levels. While this supported the performance of large oil companies, we chose to emphasize energy equipment and oil services stocks, which generated even stronger performance. Our thesis was that higher oil prices would enable larger oil companies to increase their investment in oil exploration, which in turn would benefit the service companies. We also liked the group because they tend not to be as sensitive to short-term changes in oil prices as the larger oil stocks. The Fund’s best performers were Baker Hughes (2.7% of total investments), an oil and gas drilling company; Valero Energy (1.3% of total investments), an oil and gas refiner and Hydril (0.5% of total investments), an oil equipment provider. Even prior to the sharp rise in oil prices that began last year, these companies exhibited favorable characteristics and strong cash flows. If crude oil remains at or near its current price levels, which we believe it will, the oil service industry should continue to prosper.

Which areas of the Fund hurt performance and why?

The Fund’s health care and consumer discretionary sectors provided negative returns.

Health Care. It was a difficult period for health care stocks overall. The Fund’s overweight position in several stocks caused the sector to underperform the Russell 3000 health care return. UnitedHealth Group (1.1% of total investments), a leader in the managed care industry, came under regulatory scrutiny by the SEC regarding its stock options policies for the company’s board of directors. From its high point in December, the stock’s share price declined by about a third as of May 31. While we’re disappointed with UnitedHealth Group’s recent performance we still believe it is a solid company and have maintained our position in the stock. Biosite (1.0% of total investments) is a maker of diagnostic products. The company announced in early May that it would conduct additional testing on a key product and might withdraw its application with the FDA altogether. Although this is an obvious blow to the company’s business, we believe the market overreacted. Even without this product, we believe that the company should continue to grow at a good pace. At the end of the period the stock was trading at an all-time low valuation.

Semi-Annual Report | May 31, 2006 | 5

Claymore Core Equity Fund |

Consumer Discretionary. Consumer discretionary stocks struggled in the period as investors feared that higher energy prices and a slow down in the housing market might affect consumer spending. While we didn’t share those concerns, we did position the Fund with a slight underweight in the sector. Panera Bread Company (1.3% of total investments) a national fast-serve bakery café chain, which was one of the Fund’s best performers in the last fiscal period, declined as investors moved to lock in profits after marginally lower than expected earnings were announced. We have held onto the stock because we believe the market overreacted, as the company continued to post substantial profits, strong cash flows and favorable sales growth. The Fund was also hurt by its position in Toll Brothers (0.6% of total investments), a homebuilder, that fell with investor concern about the long-term viability of the housing market. We agree that the strength of the housing market will decelerate in the near term. That said, we think that the market has more than factored the slowdown into the stock prices of home builders. In our opinion, the reduced valuations within the home building industry offer good opportunities. Retailers also struggled in the period, and we liquidated our position in Coach Stores, a high end leather goods retailer that provided disappointing earnings and weak sales.

What do you think is in store for the economy and market going forward?

We believe that the U.S. economy will remain strong but that the Fed will act as needed to keep the rate of growth reasonable. The housing market has begun to cool and we expect it to moderate further. As it does, we may begin to see more favorable inflation data, which could ultimately lead to the end of the current rate tightening cycle. All of this could be favorable for the equity market. The recent decline in stocks has created opportunities throughout the broad market. After concerns over inflation, interest rates and the strength of the consumer begin to abate, we expect to see investors return to the market and moderately positive returns to follow. In our opinion, the Fund should perform well if these events come to pass.

Risks and Other Considerations

The Fund is new and has a limited history of operations.

Investment Risk. An investment in the Fund is subject to risks, and you could lose money on your investment. There can be no assurance that the Fund will achieve its investment objective.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Risks of Mid-Cap and Small-Cap Companies. The securities of small-cap or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

Foreign Investment Risk. Although the Fund will limit its investment in securities of foreign issuers to ADRs and other U.S. dollar-denominated equity securities of foreign issuers traded on U.S. exchanges, the Fund’s investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Please refer to the prospectus for more complete risk information.

Industry Risk. While the Fund does not concentrate its assets in any industry, to the extent that the Fund focuses its investments in a particular industry or group of related industries, the net asset value of the Fund will be more susceptible to factors affecting that industry or sector.

Real Estate Investment Trust (REIT) Risk. The Fund may invest a portion of its assets in REITs; therefore, the Fund may be more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. Please refer to the Prospectus for more complete risk information.

In addition to the risks described, there are certain other risks related to investing in the Fund. These risks are described further in the Prospectus and Statement of Additional Information.

6 | Semi-Annual Report | May 31, 2006

Claymore Core Equity Fund |

Fund Summary | as of May 31, 2006 (unaudited)

Total Returns

Share Class	6-month	Since Inception	Date of Inception
Unadjusted for sales charges
Class A	0.70%	3.72%	9/30/05
Class C	0.31	3.18	9/30/05
Adjusted for the maximum sales charge or CDSC
Class A	-5.09%	-2.24%	9/30/05
Class C	-0.69	2.18	9/30/05

Performance information represents past performance. There is no guarantee of future results. Current performance may be higher or lower than returns shown. For more current Fund information, please visit www.claymore.com. When redeemed, Fund shares may be worth more or less than their original cost.

Total returns with sales charge reflect payment of the maximum sales charge of 5.75% for Class A shares and a contingent deferred sales charge of 1.00% for Class C shares if redeemed within 12 months of purchase and 0.50% if redeemed during months 13 - 18. The total returns of individual share classes will differ due to varying sales charges and expenses between the classes. Returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns.

The Fund’s Adviser has waived or reimbursed fees or expenses; absent such waivers/reimbursements, the Fund’s returns would have been lower.

Sector Breakdown	% of Net Assets
Financials	22.1%
Information Technology	15.5%
Health Care	12.4%
Industrials	11.9%
Consumer Discretionary	11.7%
Energy	9.1%
Consumer Staples	8.1%
Materials	3.3%
Utilities	3.3%
Telecommunication Services	2.7%

Total Long-Term Investments	100.1%
Liabilities in excess of Other Assets	-0.1%

Net Assets	100.0%

Top Ten Holdings	% of Net Assets
Baker Hughes, Inc.	2.7%
Exxon Mobil Corp.	1.9
Wells Fargo & Co.	1.8
Hewlett-Packard Co.	1.7
Cisco Systems, Inc.	1.6
AstraZeneca PLC - ADR (United Kingdom)	1.6
Capital One Financial Corp.	1.6
CIT Group, Inc.	1.6
Citigroup, Inc.	1.5
Gilead Sciences, Inc.	1.5

Sectors and holdings are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Semi-Annual Report | May 31, 2006 | 7

Claymore Core Equity Fund |

Overview of Fund Expenses | as of May 31, 2006 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction cost, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 12/01/05 - 5/31/06.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	12/1/05	5/31/06	12/1/05-5/31/06
Class A
Actual	$1,000	$1,007	$8
Hypothetical (5% annual return before expenses)	1,000	1,017	8
Class C
Actual	$1,000	$1,003	$12
Hypothetical (5% annual return before expenses)	1,000	1,013	12

*	Expenses are equal to the Fund’s annualized expense ratio of 1.65% and 2.40% for Class A and C Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the semi-annual period).

Assumes all dividends and distributions were reinvested.

8 | Semi-Annual Report | May 31, 2006

Claymore Core Equity Fund |

Portfolio of Investments | as of May 31, 2006 (unaudited)

Number of Shares		Value
	Common Stocks - 100.1%
	Consumer Discretionary - 11.7%
35	Abercrombie & Fitch Co. - Class A	$2,025
15	BorgWarner, Inc.	987
45	Brinker International, Inc.	1,652
55	Coach, Inc. (a)	1,599
54	Home Depot, Inc.	2,058
10	Hovnanian Enterprises - Class A (a)	318
30	Kohl’s Corp. (a)	1,610
45	McDonald’s Corp.	1,493
20	Nike, Inc. - Class B	1,607
37	Panera Bread Co. - Class A (a)	2,396
63	Quicksilver, Inc. (a)	785
72	Walt Disney Co. (The)	2,196
35	Toll Brothers, Inc. (a)	989
10	Toyota Motor Corp. - ADR (Japan)	1,074

		20,789

	Consumer Staples - 8.1%
18	Alberto-Culver, Co.	837
30	Altria Group, Inc.	2,171
29	Costco Wholesale Corp.	1,535
60	CVS Corp.	1,674
40	Pepsico, Inc.	2,418
55	Walgreen Co.	2,233
50	Wal-Mart Stores, Inc.	2,423
25	Wrigley Wm. Jr. Co.	1,143

		14,434

	Energy - 9.1%
20	Apache Corp.	1,298
55	Baker Hughes, Inc.	4,747
20	Cimarex Energy Co.	811
25	ConocoPhillips	1,582
54	Exxon Mobil Corp.	3,289
13	Hydril (a)	974
12	Occidental Petroleum Corp.	1,189
38	Valero Energy Corp.	2,331

		16,221

	Financials - 22.1%
25	Aflac, Inc.	1,170
25	American Express Co.	1,359
52	Bank of America Corp.	2,517
60	BB&T Corp.	2,494
35	Capital One Financial Corp.	2,897
55	CIT Group, Inc.	2,827
53	Citigroup, Inc.	2,613
42	Edwards (A.G.), Inc.	2,251
38	First Republic Bank	1,597
24	Franklin Resources, Inc.	2,159
49	Fremont General Corp.	991
20	Hartford Financial Services Group	1,759
30	Lehman Brothers Holdings, Inc.	1,998
20	Metlife, Inc.	1,029
20	Northern Trust Corp.	1,118
22	T. Rowe Price Group, Inc.	1,740
30	UnionBanCal Corp.	2,030
48	Wachovia Corp.	2,568
48	Wells Fargo & Co.	3,186
24	Zenith National Insurance Corp.	960

		39,263

	Health Care - 12.4%
48	Aetna, Inc.	1,846
25	Amgen, Inc. (a)	1,690
55	AstraZeneca PLC-ADR (United Kingdom)	2,912
49	Biomet, Inc.	1,725
40	Biosite, Inc. (a)	1,800
20	Community Health Systems, Inc. (a)	754
45	Gilead Sciences, Inc. (a)	2,580
40	Johnson & Johnson	2,409
45	St. Jude Medical, Inc. (a)	1,534
45	UnitedHealth Group, Inc.	1,978
27	Waters Corp. (a)	1,124
24	Wellpoint, Inc. (a)	1,718

		22,070

	Industrials - 11.9%
29	Caterpillar, Inc.	2,116
16	Cummins, Inc.	1,763
35	Danaher Corp.	2,244
30	General Dynamics Corp.	1,909
51	General Electric Co.	1,747
35	Norfolk Southern Corp.	1,847
65	Old Dominion Freight Line (a)	2,003
44	Oshkosh Truck Corp.	2,325
28	Paccar, Inc.	2,152
40	Skywest, Inc.	929
25	United Parcel Service - Class B	2,014

		21,049

	Information Technology - 15.5%
26	Amphenol Corp. - Class A	1,444
148	Cisco Systems, Inc. (a)	2,913
24	Cognizant Technology Solutions - Class A (a)	1,416
75	Dell, Inc. (a)	1,903
55	eBay, Inc. (a)	1,805
10	EMC Corp. Mass (a)	128
96	Hewlett-Packard Co.	3,108
65	Intel Corp.	1,171
65	Linear Technology Corp.	2,194
85	Microsoft Corp.	1,925
100	Motorola, Inc.	2,109
140	Oracle Corp. (a)	1,991
42	Rofin-Sinar Technologies, Inc. (a)	2,292
34	WebEx Communications, Inc. (a)	1,117
65	Yahoo!, Inc. (a)	2,053

		27,569

	Materials - 3.3%
30	Air Products & Chemicals, Inc.	1,945
40	Dow Chemical	1,595
20	Rohm & Haas Co.	1,008
50	Valspar Corp.	1,376

		5,924

	Telecommunication Services - 2.7%
40	Alltel Corp.	2,474
75	Verizon Communications, Inc.	2,341

		4,815

	Utilities - 3.3%
18	Exelon Corp.	1,018
35	MDU Resources Group, Inc.	1,242
45	NSTAR	1,245
49	PPL Corp.	1,459
25	Southern Co.	799

		5,763

	Total Investments - 100.1% (Cost $172,842)	177,897
	Liabilities in excess of Other Assets - (0.1%)	(127)

	Net Assets - 100%	$177,770

ADR - American Depositary Receipt.

(a)	Non-income producing security.

Semi-Annual Report | May 31, 2006 | 9

Claymore Core Equity Fund |

Statement of Assets and Liabilities | as of May 31, 2006 (unaudited)

Assets
Investments in securities, at value (cost $172,842)	$177,897
Cash	30
Receivable from adviser	95,880
Receivable for securities sold	1,215
Dividends receivable	221
Offering costs	33,151

Total assets	308,394

Liabilities
Offering costs payable	13,928
Distributor and affiliates	95
Accrued expenses and other liabilities	116,601

Total liabilities	130,624

Net Assets	$177,770

Composition of Net Assets
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$171,864
Net unrealized appreciation on investments	5,055
Accumulated net realized gain on investments	1,245
Accumulated net investment loss	(394)

Net Assets	$177,770

Maximum Offering Price per Share
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $126,185 and 8,127 shares of beneficial interest issued and outstanding)	$15.53
Maximum sales charge (5.75%* of offering price)	0.95

Maximum offering price to public	$16.48

Class C Shares:
Net asset value and offering price per share (Based on net assets of $51,585 and 3,339 shares of beneficial interest issued and outstanding)	$15.45

*	On sales of $50,000 or more, the sales charge will be reduced.

See notes to financial statements.

10 | Semi-Annual Report | May 31, 2006

Claymore Core Equity Fund |

Statement of Operations | For the Six Months Ended May 31, 2006 (unaudited)

Investment Income
Dividends		$1,219

Expenses
Offering costs	49,862
Professional fees	39,968
Printing	17,510
Registration	17,039
Shareholder services	12,192
Trustees’ fees and expenses	8,752
Fund accounting	1,056
Custody	927
Insurance	799
Advisory fee	773
Distribution (12b-1) and service fees (attributed to Class A and C of $149 and $262, respectively)	411
Administration fee	34
Miscellaneous	3,399

Total expenses		152,722
Investment advisory fee waived		773
Other expenses waived or reimbursed		150,336

Net expenses		1,613

Net investment loss		(394)

Realized and Unrealized Gain/Loss on Investments
Net realized gain on investments		1,245
Net change in unrealized appreciation/(depreciation)		(135)

Net realized and unrealized gain on investments		1,110

Net Increase in Net Assets from Operations		$716

See notes to financial statements.

Semi-Annual Report | May 31, 2006 | 11

Claymore Core Equity Fund |

Statements of Changes in Net Assets |

	For the Six Months Ended May 31, 2006 (unaudited)	For the Period September 30, 2005* through November 30, 2005
Operations
Net investment loss	$(394)	$(29)
Net realized gain on investments	1,245	324
Net change in unrealized appreciation/(depreciation) on investments	(135)	5,190

Net increase in net assets resulting from operations	716	5,485

Distributions from
Net realized gain	(295)	0

Capital Transactions
Net proceeds from shares sold	12,175	154,455
Cost of shares reinvested	295	0
Cost of shares repurchased	(31)	(30)

Net change in net assets from capital transactions	12,439	154,425

Total increase in net assets	12,860	159,910

Net Assets
Beginning of period	164,910	5,000

End of period (including accumulated net investment loss of $394 and $0, respectively)	$177,770	$164,910

*	Commencement of investment operations.

See notes to financial statements.

12 | Semi-Annual Report | May 31, 2006

Claymore Core Equity Fund |

Class A Financial Highlights |

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Six Months Ended May 31, 2006 (unaudited)		For the Period September 30, 2005** through November 30, 2005
Net Asset Value, Beginning of Period	$15.45		$15.00

Income from Investment Operations
Net investment income/loss (a)	(0.04)		0.00	(d)
Net realized and unrealized gain on investments	0.15		0.45

Total from investment operations	0.11		0.45

Distributions from
Net realized gain	(0.03)		0.00

Net Asset Value, End of Period	$15.53		$15.45

Total return* (b)	0.70	% ***	3.00	% ***

Ratios and Supplemental Data
Net assets, end of period (thousands)	$126		$114
Ratio of expenses to average net assets* (c)	1.65%		1.65%
Ratio of net investment income/loss to average net assets* (c)	-0.23%		0.16%
Portfolio turnover rate	26	% ***	1	% ***

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets (c)	177.70%		358.72%
Ratio of net investment loss to average net assets (c)	-176.28%		-356.92%

**	Commencement of investment operations.

***	Non-annualized

(a)	Based on average shares outstanding during the period.

(b)	Does not include payment of maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(c)	Annualized.

(d)	Amount is less than $0.01.

See notes to financial statements.

Semi-Annual Report | May 31, 2006 | 13

Claymore Core Equity Fund |

Class C Financial Highlights |

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Six Months Ended May 31, 2006 (unaudited)		For the Period September 30, 2005** through November 30, 2005
Net Asset Value, Beginning of Period	$15.43		$15.00

Income from Investment Operations
Net investment loss (a)	(0.09)		(0.02)
Net realized and unrealized gain on investments	0.14		0.45

Total from investment operations	0.05		0.43

Distributions from
Net realized gain	(0.03)		0.00

Net Asset Value, End of Period	$15.45		$15.43

Total return* (b)	0.31	% ***	2.87	% ***
Ratios and Supplemental Data
Net assets, end of period (thousands)	$52		$51
Ratio of expenses to average net assets* (c)	2.40%		2.40%
Ratio of net investment loss to average net assets* (c)	-0.98%		-0.65%
Portfolio turnover rate	26	% ***	1	% ***

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets (c)	178.45%		359.47%
Ratio of net investment loss to average net assets (c)	-177.03%		-357.66%

**	Commencement of investment operations.

***	Non-annualized

(a)	Based on average shares outstanding during the period.

(b)	Does not assume payment of maximum CDSC of 1% charged on certain redemptions made within one year of purchase and 0.50% if redeemed during months 13 - 18. If the sales charge was included total returns would be lower. These returns include Rule 12b-1 fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(c)	Annualized.

See notes to financial statements.

14 | Semi-Annual Report | May 31, 2006

Claymore Core Equity Fund |

Notes to Financial Statements | as of May 31, 2006 (unaudited)

Note 1 — Organization:

Claymore Core Equity Fund (the “Fund”) is organized as a diversified series of the Claymore Trust, a Delaware statutory trust which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek to maximize total return, primarily through capital appreciation. The Fund will invest primarily in a diversified portfolio of equity securities. The Fund commenced investment operations on September 30, 2005, with two classes of shares, Class A and Class C.

Note 2 — Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the principal exchange on which they are traded. Equity securities traded on an exchange for which there are no sales on a given day are valued at the mean of the most recent bid and asked price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in an over-the-counter market are valued at the last sales price in the principal market on which they are traded. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.

(c) Distributions to Shareholders

The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 — Investment Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser will provide investment advice for an annual fee, payable monthly, equal to an annual rate of 0.90% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.65% and 2.40% of the Fund’s average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until March 31,2009, at which time it is eligible for renewal. For the period ended May 31, 2006, the Adviser waived approximately $800 of its advisory fees and reimbursed other expenses of approximately $150,300. For a period of five years subsequent to the Fund’s commencement of operations, the Adviser may recover from the Fund fees and expenses previously waived or reimbursed during the prior three years, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit. At May 31, 2006, the amount of these potentially recoverable expenses was approximately $334,500. Offering costs in the amount of $100,000 were incurred by the Fund, and will be amortized over a one-year period. The Adviser has agreed to pay all organizational expenses of the Fund incurred prior to the commencement of operations. Under a separate Fund Administration agreement, the Adviser provides Fund Administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Fund:

Rate	Net Assets
0.04%	First $200,000,000
0.03%	Next $300,000,000
0.02%	Next $500,000,000
0.01%	Over $1,000,000,000

For the period ended May 31, 2006, the Adviser waived all of its Administration fee.

The Bank of New York (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

U.S. Bancorp Fund Services, LLC acts as the Fund’s transfer agent. U.S. Bancorp is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser. The Fund does not compensate its officers or trustees who are officers or directors of the Adviser.

Note 4 — Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Semi-Annual Report | May 31, 2006 | 15

Claymore Core Equity Fund |

Information on tax components of investments as of May 31, 2006 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments
$ 172,842	$12,691	($7,636)	$5,055

As of November 30, 2005, the tax component of undistributed long-term gain was $295.

The tax character of distributions paid, as reflected in the statement of changes in net assets, of $295, was ordinary income. The final determination of the source of the 2006 distributions, if any, for tax purposes will be made after the end of the Fund’s fiscal year and will be reported to shareholders in January 2007 on IRS Form 1099-DIV.

Note 5 — Capital Transactions:

For the six months ended May 31, 2006 and the period ended November 30, 2005, capital transactions were as follows:

	For the six months ended May 31, 2006		For the period ended November 30, 2005
	Shares	Value	Shares	Value
Sales:
Class A	769	$12,175	7,182	$106,955
Class C	-0-	-0-	3,166	47,500

Total Sales	769	$12,175	10,348	$154,455

Dividend Reinvestment:
Class A	13	203	-0-	-0-
Class C	6	92	-0-	-0-

Total Dividend Reinvestment	19	295	-0-	-0-

Repurchases:
Class A	(2)	(31)	(2)	(30)
Class C	-0-	-0-	-0-	-0-

Total Repurchases	(2)	(31)	(2)	(30)

At May 31, 2006, Claymore Securities, Inc., an affiliate of the Adviser, owned 3,339 shares of each class of shares.

The Fund imposes a redemption fee of 2.00% of the total redemption amount on all shares redeemed or exchanged within 30 days of purchase or exchange into the Fund. The redemption fee is paid directly to the Fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. The Fund received $1 in redemption fees during the period, which have been netted with cost of shares repurchased on the statement of changes.

Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the value of the redemption. The CDSC will be imposed on most redemptions made within one year of the purchase for Class C Shares. A CDSC of 0.50% will be imposed on most redemptions made within months 13-18 of the purchase of Class C Shares. Sales charges do not represent expenses to the Fund.

Note 6 — Investment Transactions:

For the period ended May 31, 2006, purchases and sales of investments, excluding short-term investments, were $57,509 and $44,919, respectively.

Note 7 — Distribution and Service Plan:

The Fund has adopted a distribution and service plan (the “Plan”) with respect to its Class A Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and pays service fees in connection with the provision of services to shareholders of each class and the maintenance of shareholder accounts. Annual fees under the Plan, of up to .25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets, are accrued daily. The annual fees for Class A Shares and Class C Shares are paid quarterly. The 12b-1 plan is used to induce or compensate financial intermediaries to provide distribution and/or services to the Fund and their shareholders. Included in these fees are payments retained by the Adviser, which were approximately $400 for the period ended May 31, 2006.

Note 8 — Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

16 | Semi-Annual Report | May 31, 2006

Claymore Core Equity Fund |

Supplemental Information | (unaudited)

Trustees

The Trustees of the Claymore Core Equity Fund and their principal occupations during the past five years are as follows:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustees

Independent Trustees:

Randall C. Barnes Year of Birth: 1951 Trustee	Since 2005	Formerly, Senior Vice President and Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc.( 1987- 1997).	14	None.

Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2005	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions from 2000- present. Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	17	None.

Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2005	Formerly Vice President, Manager, and Portfolio Manager of Nuveen Asset Management (1998- 1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991- 1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1988-1999), each of John Nuveen & Co., Inc. (asset manager) (1982-1999).	15	None.

Interested Trustees:

Nicholas Dalmaso† Year of Birth: 1965 Trustee; Chief Legal and Executive Officer	Since 2005	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. Formerly Assistant General Counsel, John Nuveen and Co., Inc.( 1999- 2001). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc.( 1992- 1999).	17	None.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	Trustees serve until their successors have been duly elected.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.

†	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Adviser.

Additional information about Fund Trustees is available in the Fund’s Statement of Additional Information, without charge, upon request by calling (877) 252-9667.

Semi-Annual Report | May 31, 2006 | 17

Claymore Core Equity Fund |

Supplemental Information | (unaudited)

Officers

The Officers of the Claymore Core Equity Fund and their principal occupations during the past five years are as follows:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:

Steven M. Hill Year of Birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2005	Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present); Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc.( 2003- 2005); Treasurer of Henderson Global Funds and Operations Manager of Henderson Global Investors (NA) Inc.( 2002- 2003); Managing Director, FrontPoint Partners LLC (2001- 2002); Vice President, Nuveen Investments (1999-2001).

Melissa Nguyen Year of Birth: 1978 Secretary	Since 2005	Vice President of Claymore Securities, Inc. (2005- present). Previously, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

William Belden Year of Birth: 1965 Vice President	Since 2005	Managing Director of Claymore Securities, Inc. (2005- present). Previously, Vice President of Product Management at Northern Trust Global Investments (1999-2005); and Vice President of Product Development at Stein Roe & Farnham (1995-1999).

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006	Vice President, Fund Compliance Officer of Claymore Advisors, LLC (Feb. 2006-present). Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc.( 2003- 2006). Director- Compliance of Harrisdirect LLC (1999-2003).

James Howley Year of Birth: 1972 Assistant Treasurer	Since 2005	Vice President, Fund Administration of Claymore Securities, Inc. (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

18 | Semi-Annual Report | May 31, 2006

Claymore Core Equity Fund |

Fund Information |

Board of Trustees

Randall C. Barnes

Nicholas Dalmaso*

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Officers

Nicholas Dalmaso

Chief Legal and Executive Officer

Steven M. Hill

Chief Financial Officer, Chief Accounting Officer and Treasurer

Melissa Nguyen

Secretary

William Belden

Vice President

Bruce Saxon

Chief Compliance Officer

James Howley

Assistant Treasurer

Investment Adviser

Claymore Advisors, LLC

Lisle, IL

Distributor and Servicing Agent

Claymore Securities, Inc.

Lisle, IL

Custodian and Fund Accounting Agent

Bank of New York

New York, NY

Transfer Agent

U.S. Bancorp Fund Services, LLC

Milwaukee,WI

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C.

Chicago, IL

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, IL

*	Trustee is an interested person of the Fund as defined in the Investment Company Act of 1940, as amended.

Privacy Principles of Claymore Core Equity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

This report is sent to shareholders of Claymore Core Equity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 252-9667 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 252-9667 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

Semi-Annual Report | May 31, 2006 | 19

About the Fund Manager |

Claymore Advisors, LLC

Claymore Advisors, LLC, is a registered investment adviser that provides investment management and research-related services to registered investment companies and separately managed accounts. Claymore Advisors, LLC is responsible for the Fund’s investment selection and for the day-to-day management of the Fund’s portfolio of investments.

The Portfolio Management Team’s Investment Philosophy

The Fund’s investment team believes that what you pay for a stock matters – no matter how strong growth prospects might appear. The managers believe that attractive prices, relative to anticipated growth can be found in both value and growth stocks. While quantitative analysis is their first step in evaluating price, the managers believe that bottom-up, fundamental analysis is critical to determining the valuation of a potential holding.

The Portfolio Manager’s Investment Process

The managers seek to create a diversified portfolio with exposure to the broad market. They begin their selection process by considering the approximately 3,000 stocks represented in the Russell 3000 index and use economic themes and quantitative analysis to narrow the universe of stock candidates for the fund. The managers then employ fundamental, bottom-up research to create a portfolio of what they believe to be high-quality stocks with strong growth potential.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.claymore.com or by calling 877-CLAYMORE (877-252-9667). Please read the prospectus carefully before investing. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in this fund.

N O T    F D I C - I N S U R E D    N O T    B A N K - G U A R A N T E E D

Claymore Securities, Inc.

2455 Corporate West Drive

Lisle, Illinois 60532

Member of NASD/SIPC

SemiAnnual
Report	Claymore/Zacks
May 31, 2006	Multi-Cap Opportunities Fund
Unaudited

NOT FDIC-INSURED NOT BANK-GUARANTEED MAY LOSE VALUE

www.claymore.com

... your road to the LATEST,

most up-to-date INFORMATION about the

Claymore/Zacks Multi-Cap Opportunities Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com, you will find:

•	Daily and historical fund pricing, monthly and quarterly fund returns, portfolio holdings and characteristics, dividend distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and copies of shareholder reports.

Claymore Securities is continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2  |  SemiAnnual Report  |  May 31, 2006

Claymore/Zacks Multi-Cap Opportunities Fund

Dear Shareholder  |

We are delighted to submit the first semiannual shareholder report for Claymore/Zacks Multi-Cap Opportunities Fund. This report discusses performance from the Fund’s commencement of operations on December 5, 2005 through May 31, 2006. As you may know, the Fund’s primary investment objective is to provide capital appreciation. Its secondary objective is to provide shareholders with income through dividends. The Fund’s sub-adviser seeks to achieve these objectives by using quantitative and qualitative investment criteria based on its proprietary research and stock ranking model, The Zacks Rank, to select a broadly diversified portfolio of equity securities that are allocated opportunistically to various market capitalizatons, styles, sectors and industries.

Zacks Investment Management, Inc. (“ZIM”) is the Fund’s sub-adviser. ZIM is owned by Zacks Investment Research, Inc., a pioneer in the use of earnings-based research.

In this abbreviated period, the Fund’s Class A Shares generated a total return of 4.13%, unadjusted for any sales charges. The return represents a gain in net asset value from $15.00 at inception to $15.62 on May 31, 2006. If sales charges had been included, returns would have been lower. There is a fee waiver currently in place for this Fund through March 31, 2009. Without this waiver Fund returns would have been lower. (Please see page 9 for complete performance information of all share classes.)1 By comparison, the Russell 3000 Index returned 2.12%. The Russell 3000 Index is a broadly diversified and unmanaged index that tracks the performance of approximately 3,000 of the largest, publicly-traded U.S. stocks. Index returns reflect the reinvestment of all distributions. It is not possible to invest directly in an index.

To learn more about the Fund’s performance in this fiscal period, we encourage you to read the Questions & Answers section of the report on page 4. In it, you’ll find information on the investment philosophy and discipline of ZIM, their views on the overall market environment and information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit our website at www.claymore.com or call 877-CLAYMORE (877-252-9667) for account information.

Sincerely,

Nicholas Dalmaso

Claymore/Zacks Multi-Cap Opportunities Fund

[1]	Past performance does not guarantee future performance. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns include reinvestment of dividends and capital gains. Please visit www.claymore.com for more current performance data.

SemiAnnual Report  |  May 31, 2006  |  3

Claymore/Zacks Multi-Cap Opportunities Fund

Questions & Answers  |

Benjamin L. Zacks, Portfolio Manager

Portfolio Manager Ben Zacks founded Zacks Investment Management, Inc. in 1991, a registered investment adviser which became the money management subsidiary of Zacks Investment Research, Inc., which he co-founded in 1978. He is responsible for overseeing the firm’s investment strategies and has direct portfolio management responsibility for several of the strategies. Ben is a nationally-recognized investment strategist with particular expertise related to corporate earnings. He has been featured extensively in the financial media. Ben holds a B.A. in Economics from Boston University.

Mitch E. Zacks, Portfolio Manager

Portfolio Manager Mitch Zacks joined Zacks Investment Management, Inc. in 1996. Since 1999, Mitch has served as Director of Quantitative Modeling and as a Zacks Portfolio Manager. Mitch is integrally involved in Zacks’ research efforts and has portfolio management responsibility for several of the strategies. Mitch has been featured in the financial media, written a weekly column for the Chicago Sun-Times and recently published a book on quantitative investment strategies. He has more than 10 years of investment experience. Mitch received a B.A. in Economics from Yale University and an M.B.A. in Analytic Finance from the University of Chicago.

The views expressed in this report reflect those of the portfolio managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

Claymore/Zacks Multi-Cap Opportunities Fund is managed by Zacks Investment Management, Inc. In the following interview, Portfolio Co-Managers Ben Zacks and Mitch Zacks discuss how they structured the portfolio and how the Fund performed since its inception on December 5, 2005 through May 31, 2006.

Before we discuss performance, will you remind us of the Fund’s primary investment objective and how your security selection process seeks to achieve that objective?

The Fund’s primary investment objective is capital appreciation. We seek to achieve that objective by investing in a broadly diversified portfolio of equity securities that are chosen based on decades of earnings research and a stock ranking model provided by our parent company, Zacks Investment Research, and by thorough fundamental research.

The Fund’s investment strategy is two-pronged. Mitch conducts the quantitative screening of stock candidates by employing the Zacks Rank model. Ben then applies extensive qualitative, bottom-up fundamental analysis on the potential candidates for investment. Ben considers 25 fundamental factors related to margins, growth rates, and price-to-earnings ratios. Together we construct the portfolio and continually evaluate the stocks in each sector against one another and as an input for buy and sell decisions, keeping a keen eye on the impact that each addition or deletion will have on the overall risk level of the Fund. We invest in a large number of stocks that are broadly diversified across sectors, industries and market capitalizations. Sector and market capitalization positioning is determined on a bottom-up basis by the areas in the market experiencing the best trends in estimate revisions. We rely on our firm’s years of research to guide us to sectors in the market that have been more responsive to estimate revisions, and this analysis is incorporated in arriving at sector weights. Sector weights are continually evaluated and adjusted if necessary because we believe strong portfolio performance over time comes from correct sector positioning.

We seek to add value for shareholders in three ways. First, we strive to efficiently execute the Zacks Rank model. Second, we seek to invest in stocks that have received revised upward earnings estimates, before their prices move higher. Finally, we implement risk

4  |  SemiAnnual Report  |  May 31, 2006

Claymore/Zacks Multi-Cap Opportunities Fund  |  Questions & Answers continued

Zacks Investment Research and the Zacks Rank

Zacks Investment Research, Inc. is the parent of Zacks Investment Management, Inc. and has studied the brokerage community and provided research on Wall Street opinions to institutional and individual investors for nearly 20 years. Zacks Research covers 4,000 companies and accumulates research from more than 3,500 investment analysts from more than 185 U.S. and Canadian brokerage firms. Zacks believes that revisions in analysts’ earnings estimates are critical in determining stock price direction.

The Zacks Rank is a ranking system that is based on a quantitative model that uses four factors related to earnings estimates to classify stocks into five groups. It is a sensitive indicator that is updated daily. Only 5% of the stock universe will be a Zacks #1 rank (strong buy). More importantly, at all times, approximately the same number of stocks are assigned a Zacks #5 rank (strong sell). Zacks believes this equality between strong buy and strong sell recommendations makes the Zacks Rank a more reliable indicator than individual brokerage recommendations.

management techniques through diversification at both sector and security levels. We believe our disciplined process results in a portfolio that has the potential to perform well in a variety of market environments.

Since its inception, the Fund outperformed both the Russell 3000 Index and the Standard & Poor’s 500 Index. To what do you attribute this strong relative performance?

The Fund’s Class A Shares (unadjusted for any sales charges) returned 4.13% from inception on December 5, 2005 through May 31, 2006. This return exceeds the 2.12% return of the Fund’s benchmark, the Russell 3000 Index and the 1.57% return of the Standard & Poor’s 500 Index (S&P 500) for the same period. There was a fee waiver in place during the period. The waiver remains in effect until March 31, 2009. Without this waiver, Fund returns would have been lower. (Please see page 9 for complete performance information for both share classes.)1 We believe the Fund’s outperformance is a reflection of the success of our disciplined investment process, which guided our stock selection to areas of the market that were poised to outperform, such as basic materials and industrial products.

Will you provide an overview of the market environment during the period?

Throughout most of the period, the equity market rallied strongly due to a number of positive factors. The global economy continued to strengthen and global expansion fueled demand for goods and services across the market. Despite rising commodity prices, consumer spending remained strong and corporate earnings continued to grow. There was also a growing optimism that the Federal Reserve Board (the “Fed”) was nearing the end of its interest rate tightening cycle.

In May, higher-than-expected inflation data was released and the Fed raised short-term interest rates again. While the rate increase was widely anticipated, the Fed’s comments that further rate increases might be needed to address inflation risks acted as a trigger for investors to sell. The market sold off for the remainder of the month, with the deepest declines occurring in cyclical stocks, small cap stocks and emerging market stocks. These are the areas that not only had advanced the most, but that generally carry the highest level of risk. The Fed’s statement was a convenient excuse for investors to take profits in these groups. For the most part, the selling did not spread into the rest of the market. Our feeling is that the sell-off was an overdue correction and not the start of a long-term trend.

Please tell us about the areas of the Fund that added most to performance.

Basic materials. Strength within the basic materials sector was concentrated primarily among the metals companies. As we saw with other commodities, increasing global demand from developing nations

[1]	Past performance does not guarantee future performance. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns include reinvestment of dividends and capital gains. Please visit www.claymore.com for more current performance data.

SemiAnnual Report  |  May 31, 2006  |  5

Claymore/Zacks Multi-Cap Opportunities Fund  |  Questions & Answers continued

stimulated rising metals prices that reached their highest levels in decades. The basic materials sector continued to surprise on the upside. In the first calendar quarter of 2006, a dramatic increase in their year-over-year sector earnings was reported, which far exceeded expectations. Specifically the Fund was helped by its position in Inco Limited. Inco is a global mining and metals company that produces nickel, copper, precious metals, cobalt, and value-added specialty nickel products. The company’s mineral reserve and resource base is among the largest in the global nickel industry. Demand from developing nations for raw materials have caused strong positive earnings estimates increases for Inco. We sold the Fund’s position in Inco in May after its stock price spiked in response to a takeover bid for the company. We believe our decision to sell at that point was prudent as analysts forecasted a decline in Inco’s next year’s earnings from this year’s record levels. The Fund profited nicely from the sale.

Industrial products. Growing global demand drove strong earnings in the industrial products sector, which helped Fund performance. Earnings estimate revisions were overwhelmingly positive as a result of the strong earnings reports. We saw particular strength in Thomas & Betts (1.4% of total investments), which engages in the design and manufacture of electrical connectors and components used in industrial, commercial, communications, and utility markets worldwide. The company exceeded earnings estimates in each of the past five quarters by at least 9%. Even with this strong recent performance, the stock remained attractively valued.

Which areas of the Fund hurt performance?

As mentioned before, it was a good period for the Fund and most sectors posted positive returns. The Fund’s health care holdings, however, suffered declines. While the Fund’s technology holdings posted strong returns overall, the poor performance of a couple of individual holdings disappointed us.

Health Care. We attribute the poor health care performance to the weak earnings estimates revisions for their current fiscal year, and next fiscal year. Despite the downward revisions, we have chosen to maintain our health care exposure to help reduce the beta of the overall portfolio. Beta is a measure of the volatility or systematic risk of the portfolio in comparison to the market as a whole. Health care stocks tend to be considered defensive or less volatile, meaning that they hold up better during difficult markets. That was the case in May as the Fund’s health care stocks performed relatively well during the market correction.

Two of the holdings that detracted most from performance were Bausch & Lomb and Amgen. Bausch & Lomb develops, manufactures and markets a wide range of eye health products. The stock fell sharply during the period when the company’s contact lens cleaning solution was linked to a rare eye infection that can cause blindness. We eliminated the Fund’s position in the stock on the weakness. Amgen, a biotechnology company, reported first quarter 2006 sales that missed expectations due to slowing market growth and increased competition. We sold our position in Amgen as well.

Technology. While most of the Fund’s technology stocks provided strong gains, two semiconductor stocks declined in the period. Marvell Technology Group (0.8% of total investments) declined as investors raised concerns over the impact of a recent acquisition and potential issues with a new wireless networking chip it released this spring. Maxim Integrated Products (1.3% of total investments) announced that while revenues rose, profits fell as the company began accounting for employee stock options. Later in the period a complaint was filed against the company with regard to its stock option granting policy. We chose to keep Marvell in the portfolio because of its history of consistent industry outperformance. After the close of the fiscal period we eliminated the Fund’s position in Maxim.

6  |  SemiAnnual Report  |  May 31, 2006

Claymore/Zacks Multi-Cap Opportunities Fund  |  Questions & Answers continued

Please tell us about your outlook for the equity market.

We’re optimistic about the prospects for equities. Despite the Fed’s hawkish comments, we believe that the rate increases are close to over as several pieces of economic data have come in weaker than expected since the Fed’s meeting in early May. Additionally, the earnings yield on the S&P 500 based on 2006 earnings estimates remains well above the yield on the U.S. 10-year Treasury note. This signals to us that stocks are undervalued relative to bonds. However, bond yields are not the only reason we remain bullish on equities despite the recent turbulence. Full-year earnings estimates have been rising. Earnings estimates have also recently been raised for many more companies than for which they have been lowered. We expect the median firm within the S&P 500 to achieve an 11.8% earnings growth in 2006. Although such growth would represent a decline from the first quarter 2006 report, it is still very healthy. This is a positive environment for the Fund and equities overall.

Risks and Other Considerations

The Fund is new and has a limited history of operations.

Investment Risk. An investment in the Fund is subject to risks, and you could lose money on your investment. There can be no assurance that the Fund will achieve its investment objective.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Risks of Mid-Cap and Small-Cap Companies. The securities of small-cap or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

Income and Distribution Risk. The income that shareholders receive from the Fund through annual distributions is based primarily on the dividends and interest the Fund earns from its investments. Dividend payments the Fund receives can vary widely and there is no guarantee that they will be paid at all.

Foreign Investment Risk. Although the Fund will limit its investment in securities of foreign issuers to ADRs and Canadian issuers, the Fund’s investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Please refer to the Prospectus for more complete risk information.

In addition to the risks described, there are certain other risks related to investing in the Fund. These risks are described further in the Prospectus and Statement of Additional Information.

SemiAnnual Report  |  May 31, 2006  |  7

Claymore/Zacks Multi-Cap Opportunities Fund

Fund Summary  |  As of May 31, 2006 (unaudited)

% of
Sector Breakdown	Net Assets
Information Technology	18.6%
Consumer Discretionary	16.3%
Industrials	13.3%
Health Care	11.6%
Financials	10.9%
Consumer Staples	10.1%
Energy	6.9%
Utilities	3.4%
Investment Companies	2.4%
Telecommunication Services	2.1%
Materials	1.4%

Total Investments	97.0%
Other Assets in excess of Liabilities	3.0%

Net Assets	100.0%

% of
Top Ten Holdings	Net Assets
AT&T, Inc.	2.1%
BP p.l.c. - ADR (United Kingdom)	2.0%
FedEx Corp.	1.8%
Children’s Place Retail Stores, Inc. (The)	1.8%
ConocoPhillips	1.6%
W.R. Berkley Corp.	1.6%
Manpower, Inc.	1.6%
Priceline.com, Inc.	1.6%
PNC Financial Services Group	1.5%
Peabody Energy Corp.	1.5%

Sectors and holdings are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

8  |  SemiAnnual Report  |  May 31, 2006

Claymore/Zacks Multi-Cap Opportunities Fund

Fund Performance  |  As of May 31, 2006 (unaudited)

	Class A Shares		Class C Shares
(Inception 12/05/2005)	Unadjusted for sales charges	Adjusted for the maximum sales charge or CDSC	Unadjusted for sales charges	Adjusted for the maximum sales charge or CDSC
Since Inception	4.13%	-1.85%	3.80%	2.80%

Performance information represents past performance. There is no guarantee of future results. Current performance may be higher or lower than returns shown. For more current Fund information, please visit www.claymore.com. When redeemed, Fund shares may be worth more or less than their original cost.

Total returns with sales charge reflect payment of the maximum sales charge of 5.75% for Class A shares and a contingent deferred sales charge of 1.00% for Class C shares if redeemed within 12 months of purchase and 0.50% if redeemed during months 13- 18. The total returns of individual share classes will differ due to varying sales charges and expenses between the classes. Returns reflect the reinvestment of distributions made by the fund, if any. The deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares is not reflected in the total returns.

The Fund’s Adviser has waived or reimbursed fees or expenses; absent such waivers/reimbursements, the Fund’s returns would have been lower.

SemiAnnual Report  |  May 31, 2006  |  9

Claymore/Zacks Multi-Cap Opportunities Fund

Overview of Fund Expenses  |  As of May 31, 2006 (unaudited)

As a shareholder of the Fund, you incur two types of costs:(1) transaction cost, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 12/05/05—05/31/06.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	12/05/05	5/31/06	12/05/05-5/31/06
Class A
Actual	$1,000	$1,041	$8
Hypothetical (5% annual return before expenses)	1,000	1,017	8
Class C
Actual	1,000	1,038	12
Hypothetical (5% annual return before expenses)	1,000	1,013	12

*	Expenses are equal to the Fund’s annualized expense ratio of 1.65% and 2.40% for Class A and C Shares, respectively, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the since inception period).

Assumes all dividends and distributions were reinvested.

10  |  SemiAnnual Report  |  May 31, 2006

Claymore/Zacks Multi-Cap Opportunities Fund

Portfolio of Investments  |  May 31, 2006 (unaudited)

Number of Shares		Value
	Common Stocks – 94.6%
	Consumer Discretionary – 16.3%
166	Children’s Place Retail Stores, Inc. (The) (a)	$9,656
131	J.C. Penney Co., Inc.	7,960
67	Lowe’s Corp., Inc.	4,173
99	Marriott International, Inc. - Class A	7,161
218	McDonald’s Corp.	7,231
229	Men’s Wearhouse, Inc. (The)	7,756
49	Meredith Corp.	2,452
75	Nike, Inc. - Class B	6,023
101	NutriSystem, Inc. (a)	6,860
120	Pantry, Inc. (a)	6,936
273	Priceline.com, Inc. (a)	8,490
49	Sears Holdings Corp. (a)	7,442
132	Thor Industries, Inc.	6,347

		88,487

	Consumer Staples – 10.1%
170	Archer-Daniels-Midland Co.	7,067
192	Coca Cola FEMSA S.A. - ADR (Mexico)	5,935
122	Colgate-Palmolive Co.	7,361
288	Hain Celestial Group, Inc. (a)	7,393
103	Hershey Co., (The)	5,862
317	Kroger Co.	6,375
108	Pepsico, Inc.	6,530
73	Procter & Gamble Co.	3,960
102	Ralcorp Holdings, Inc. (a)	4,265

		54,748

	Energy – 6.9%
190	B.J. Services Co.	6,964
150	BP p.l.c. - ADR (United Kingdom)	10,605
139	ConocoPhillips	8,797
44	FMC Technologies, Inc. (a)	2,937
131	Peabody Energy Corp.	8,167

		37,470

	Financials – 10.9%
144	Bank of America Corp.	6,970
196	E * Trade Financial Corp. (a)	4,757
85	Franklin Resources, Inc.	7,646
27	Goldman Sachs Group, Inc.	4,076
88	Hartford Financial Services Group	7,739
134	Metlife, Inc.	6,897
120	PNC Financial Services Group	8,269
236	UCBH Holdings, Inc.	4,172
253	W.R. Berkley Corp.	8,696

		59,222

	Health Care – 11.6%
141	Aetna, Inc.	5,423
132	AstraZeneca PLC - ADR (United Kingdom)	6,988
83	Barr Pharmaceuticals, Inc. (a)	4,374
61	Becton Dickinson & Co.	3,686
110	Dentsply International, Inc.	6,578
139	Edwards Lifesciences Corp. (a)	6,163
243	First Horizon Pharmaceutical Corp. (a)	5,123
78	Fisher Scientific International, Inc. (a)	5,792
69	Genentech, Inc. (a)	5,724
122	Johnson & Johnson	7,347
84	Wellpoint, Inc. (a)	6,013

		63,211

	Industrials – 13.3%
118	Armor Holdings, Inc. (a)	6,740
98	Burlington Northern Santa Fe Corp.	7,586
82	Emerson Electric Co.	6,767
89	FedEx Corp.	9,725
93	Gardner Denver, Inc. (a)	7,018
121	General Cable Corp. (a)	3,903
132	Manpower, Inc.	8,690
128	Raytheon Co.	5,869
38	Terex Corp. (a)	3,477
131	Thomas & Betts Corp. (a)	7,533
75	Wesco International, Inc. (a)	4,931

		72,239

See notes to financial statements.

SemiAnnual Report  |  May 31, 2006  |  11

Claymore/Zacks Multi-Cap Opportunities Fund  |  Portfolio of Investments (unaudited) continued

Number of Shares		Value
	Information Technology – 18.6%
159	Acxiom Corp.	$3,749
67	Adobe Systems, Inc. (a)	1,918
103	Alliance Data Systems Corp. (a)	5,466
165	Amdocs Ltd (a) (Guernsey)	6,183
139	Automatic Data Processing Corp.	6,320
107	Checkfree Corp. (a)	5,343
187	Comverse Technology, Inc. (a)	4,211
112	Cymer, Inc. (a)	5,196
162	Electronics for Imaging, Inc. (a)	3,796
24	Freescale Semiconductor - Class B (a)	749
180	Harris Corp.	7,330
193	Hewlett-Packard Co.	6,249
77	International Business Machines Corp.	6,152
87	Marvell Technology Group Ltd. (Bermuda) (a)	4,147
220	Maxim Integrated Products, Inc.	6,761
146	MEMC Electronic Materials, Inc. (a)	5,113
146	Molex, Inc. - Class A	4,463
138	Network Appliance, Inc. (a)	4,416
219	Pacificnet, Inc. (a) (Hong Kong)	1,601
159	Sierra Wireless, Inc. (a) (Canada)	2,687
315	Tellabs, Inc. (a)	4,505
171	Xilinx, Inc.	4,446

		100,801

	Materials – 1.4%
168	Amcol International Corp.	4,541
112	Pactiv Corp. (a)	2,763

		7,304

	Telecommunication Services – 2.1%
445	AT&T, Inc.	11,597

	Utilities – 3.4%
103	California Water Service Group	3,866
170	Progress Energy, Inc.	7,147
125	TXU Corp.	7,163

		18,176

	Total Common Stocks
	(Cost $512,434)	513,255

	Investment Companies – 2.4%
96	iShares Comex Gold Trust (a)	6,163
223	Utilities Select Sector SPDR	7,098

	(Cost $ 12,691)	13,261

	Total Investments – 97.0%
	(Cost $525,125)	526,516
	Other Assets in excess of Liabilities - 3.0%	16,322

	Net Assets – 100.0%	$542,838

ADR - American Depositary Receipt.

(a)	Non-income producing security.

See notes to financial statements.

12  |  SemiAnnual Report  |  May 31, 2006

Claymore/Zacks Multi-Cap Opportunities Fund

Statement of Assets and Liabilities  |  May 31, 2006 (unaudited)

Assets
Investments in securities, at value (cost $ 525,125)	$526,516
Cash	35,971
Receivable from adviser	70,762
Offering costs	51,233
Receivable for fund shares sold	3,650
Dividends receivable	473

Total assets	688,605

Liabilities
Offering costs payable	34,158
Securities purchased payable	22,036
Distributor and affiliates	150
Accrued expenses and other liabilities	89,423

Total liabilities	145,767

Net Assets	$542,838

Composition of Net Assets
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$542,694
Net unrealized appreciation on investments	1,391
Accumulated net realized loss on investments	(428)
Accumulated net investment loss	(819)

Net Assets	$542,838

Maximum Offering Price per Share
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $477,274 and 30,549 shares of beneficial interest issued and outstanding)	$15.62
Maximum sales charge (5.75% of offering price)	0.95

Maximum offering price to public	$16.57

Class C Shares:
Net asset value and offering price per share (Based on net assets of $65,564 and 4,212 shares of beneficial interest issued and outstanding)	$15.57

*	On sales of $50,000 or more, the sales charge will be reduced.

See notes to financial statements.

SemiAnnual Report  |  May 31, 2006  |  13

Claymore/Zacks Multi-Cap Opportunities Fund

Statement of Operations  |  For the Period December 5, 2005* through May 31, 2006 (unaudited)

Investment Income
Dividend (net of foreign withholding taxes of $1)	$1,180
Interest	84

Total income		$1,264

Expenses
Offering costs	48,767
Professional fees	38,651
Printing	19,107
Registration	17,193
Shareholder services	11,355
Trustees’ fees and expenses	7,420
Custody	1,345
Fund accounting	1,276
Advisory fee	1,028
Insurance	799
Distribution (12b-1) and service fees (attributed to Class A and C of $220 and $264, respectively)	484
Administration fee	46
Miscellaneous	3,465

Total expenses		150,936
Investment advisory fee waived		1,028
Other expenses waived or reimbursed		147,825

Net expenses		2,083

Net investment loss		(819)

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments		(428)
Net change in unrealized appreciation		1,391

Net realized and unrealized gain on investments		963

Net Increase in Net Assets from Operations		$144

*	Commencement of investment operations

See notes to financial statements.

14  |  SemiAnnual Report  |  May 31, 2006

Claymore/Zacks Multi-Cap Opportunities Fund

Statement of Changes in Net Assets  |

For the Period December 5, 2005* through May 31, 2006 (unaudited)
Operations
Net investment loss	$(819)
Net realized loss on investments	(428)
Net change in unrealized appreciation on investments	1,391

Net increase in net assets resulting from operations	144

Capital Transactions
Net proceeds from shares sold	554,054
Cost of shares repurchased	(16,360)

Net change in net assets from capital transactions	537,694

Total increase in net assets	537,838

Net Assets
Beginning of period	5,000

End of period (including net investment loss of $819)	$542,838

*	Commencement of investment operations.

See notes to financial statements.

SemiAnnual Report  |  May 31, 2006  |  15

Claymore/Zacks Multi-Cap Opportunities Fund

Financial Highlights  |  Class A

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Period December 5, 2005** through May 31, 2006 (unaudited)
Net Asset Value, Beginning of Period	$15.00

Income from Investment Operations
Net investment loss(a)	(0.04)
Net realized and unrealized gain on investments	0.66

Total from investment operations	0.62

Net Asset Value, End of Period	15.62

Total return*(b)	4.13	%***

Ratios and Supplemental Data
Net assets, end of period (thousands)	$477
Ratio of expenses to average net assets*(c)	1.65%
Ratio of net investment loss to average net assets*(c)	-0.47%
Portfolio turnover rate	32	%***

*	If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of expenses to average net assets (c)	140.19%
Ratio of net investment loss to average net assets (c)	-139.01%
**	Commencement of investment operations
***	Non-annualized
(a)	Based on average shares outstanding during the period.
(b)	Does not include payment of maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
(c)	Annualized.

See notes to financial statements.

16  |  SemiAnnual Report  |  May 31, 2006

Claymore/Zacks Multi-Cap Opportunities Fund

Financial Highlights  |  Class C

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Period December 5, 2005** through May 31, 2006 (unaudited)
Net Asset Value, Beginning of Period	$15.00

Income from Investment Operations
Net investment loss(a)	(0.10)
Net realized and unrealized gain on investments	0.67

Total from investment operations	0.57

Net Asset Value, End of Period	15.57

Total return*(b)	3.80	%***

Ratios and Supplemental Data
Net assets, end of period (thousands)	$66
Ratio of expenses to average net assets*(c)	2.40%
Ratio of net investment income to average net assets*(c)	-1.22%
Portfolio turnover rate	32	%***

*	If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of expenses to average net assets(c)	140.94%
Ratio of net investment loss to average net assets(c)	-139.76%
**	Commencement of investment operations.
***	Non-annualized
(a)	Based on average shares outstanding during the period.
(b)	Does not assume payment of maximum CDSC of 1% charged on certain redemptions made within one year of purchase and .50% if redeemed during months 13-18. If the sales charge was included total returns would be lower. These returns include Rule 12b-1 fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
(c)	Annualized.

See notes to financial statements.

SemiAnnual Report  |  May 31, 2006  |  17

Claymore/Zacks Multi-Cap Opportunities Fund

Notes to Financial Statements  |  As of May 31, 2006 (unaudited)

Note 1 – Organization:

Claymore/Zacks Multi-Cap Opportunities Fund (the “Fund”) is organized as a diversified series of the Claymore Trust, a Delaware statutory trust which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide capital appreciation and, to a lesser extent, income through dividends. The Fund will invest primarily in a diversified portfolio of equity securities. The Fund commenced investment operations on December 5, 2005, with two classes of shares, Class A and Class C.

Note 2 – Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the principal exchange on which they are traded. Equity securities traded on an exchange for which there are no sales on a given day are valued at the mean of the most recent bid and asked price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in an over-the-counter market are valued at last sales price in the principal market on which they are traded. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.

(c) Distributions to Shareholders

The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 – Investment Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, Inc. (the “Adviser”), the Adviser will oversee the activities of Zacks Investment Management, Inc. (the Fund’s “Sub-Adviser”) for a fee, payable monthly, equal to an annual rate of 0.90% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.65% and 2.40% of the Fund’s average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until March 31, 2009, at which time it is eligible for renewal. For the period ended May 31, 2006, the Adviser waived approximately $1,000 of its advisory fees and reimbursed other expenses of approximately $147,800. For a period of five years subsequent to the Fund’s commencement of operations, the Adviser may recover from the Fund fees and expenses previously waived or reimbursed during the prior three years, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit. At May 31, 2006, the amount of these potentially recoverable expenses was approximately $148,800. Offering costs in the amount of $100,000 were incurred by the Fund, and will be amortized over a one-year period. The Adviser has agreed to pay all organizational expenses of the Fund incurred prior to the commencement of operations.

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser, under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; votes proxies; and pays the compensation of all officers of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.45% of the Fund’s average daily net assets.

Under a separate Fund Administration agreement, the Adviser provides Fund Administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Fund:

Rate	Net Assets
0.04%	First $	200,000,000
0.03%	Next $	300,000,000
0.02%	Next $	500,000,000
0.01%	Over $	1,000,000,000

For the period ended May 31, 2006, the Adviser waived all of its Administration fee.

The Bank of New York (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

U.S. Bancorp Fund Services, Inc. acts as the Fund’s transfer agent. U.S. Bancorp is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser. The Fund does not compensate its officers or trustees who are officers or directors of the Adviser.

18  |  SemiAnnual Report  |  May 31, 2006

Claymore/Zacks Multi-Cap Opportunities Fund  |  Notes to Financial Statements (unaudited) continued

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on tax components of investments as of May 31, 2006 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments
$525,125	$13,074	$(11,683)	$1,391

The final determination of the source of the 2006 distributions, if any, for tax purposes will be made after the end of the Fund’s fiscal year and will be reported to shareholders in January 2007 of IRS Form 1099-DIV.

Note 5 – Capital Transactions:

For the period ended May 31, 2006, capital transactions were as follows:

	For the period ended May 31, 2006
	Shares	Value
Sales:
Class A	31,409	$492,904
Class C	4,045	61,150

Total Sales	35,454	$554,054

Repurchases:
Class A	(1,027)	$(16,360)
Class C	—	—

Total Repurchases	(1,027)	$(16,360)

At May 31, 2006, Claymore Securities, Inc., an affiliate of the Adviser, owned 167 shares of each class of shares.

The Fund imposes a redemption fee of 2.00% of the total redemption amount on all shares redeemed or exchanged within 30 days of purchase or exchange into the Fund. The redemption fee is paid directly to the Fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. The Fund received $49 in redemption fees during the period, which have been netted with cost of shares repurchased on the statement of changes.

Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the value of the redemption. The CDSC will be imposed on most redemptions made within one year of the purchase for Class C Shares. A CDSC of 0.50% will be imposed on most redemptions made within months 13-18 of the purchase of Class C Shares. Sales charges do not represent expenses to the Fund.

Note 6 – Investment Transactions:

For the period ended May 31, 2006, purchases and sales of investments, excluding short-term investments, were $606,534 and $80,981, respectively.

Note 7 – Distribution and Service Plan:

The Fund has adopted a distribution and service plan (the “Plan”) with respect to its Class A Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and pays service fees in connection with the provision of services to shareholders of each class and the maintenance of shareholder accounts. Annual fees under the Plan, of up to .25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets, are accrued daily. The annual fees for Class A Shares and Class C Shares are paid quarterly. The 12b-1 plan is used to induce or compensate financial intermediaries to provide distribution and/or services to the Fund and their shareholders. Included in these fees are payments retained by the Adviser, which were approximately $300 for the period ended May 31, 2006.

Note 8 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

SemiAnnual Report  |  May 31, 2006  |  19

Claymore/Zacks Multi-Cap Opportunities Fund

Supplemental Information  |  (unaudited)

Trustees

The Trustees of the Claymore/Zacks Multi-Cap Opportunities Fund and their principal occupations during the past five years are as follows:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees:

Randall C. Barnes Year of Birth: 1951 Trustee	Since 2005	Investor (2001-present). Formerly, Senior Vice President and Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	14	None.

Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2005	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions from 2000-present. Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	17	None.

Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2005	Formerly Vice President, Manager, and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1988-1999), each of John Nuveen & Co., Inc. (asset manager) (1982-1999).	15	None.

Interested Trustees:

Nicholas Dalmaso† Year of Birth: 1965 Trustee; Chief Legal and Executive Officer	Since 2005	Senior Managing Director and General Counsel of Claymore Advisors, Inc. and Claymore Securities, Inc. (2001-present). Formerly, Assistant General Counsel, John Nuveen and Co., Inc. (1999-2001). Former Vice President and Associate General Counsel of Van Investments, Inc. (1992-1999)	17	None.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	Trustees serve until their successors have been duly elected.
***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.
†	Mr. Dalmaso is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, Inc., the Fund’s Adviser.

Additional information about Fund Trustees is available in the Fund’s Statement of Additional Information, without charge, upon request by calling (877) 252-9667.

20  |  SemiAnnual Report  |  May 31, 2006

Claymore/Zacks Multi-Cap Opportunities Fund  |  Supplemental Information (unaudited) continued

Officers

The Officers of the Claymore/Zacks Multi-Cap Opportunities Fund and their principal occupations during the past five years are as follows:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:

Steven M. Hill Year of Birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2005	Senior Managing Director and Chief Financial Officer of Claymore Advisors, Inc. and Claymore Securities, Inc. (2005-present); Managing Director of Claymore Advisors, Inc. and Claymore Securities, Inc. (2003-2005). Previously, Treasurer of Henderson Global Funds and Operations Manager of Henderson Global Investors (NA) Inc. (2002-2003); Managing Director, FrontPoint Partners Inc. (2001-2002); Vice President, Nuveen Investments (1999-2001).

Melissa Nguyen Year of Birth: 1978 Secretary	Since 2005	Vice President of Claymore Securities, Inc. (2005-present). Previously, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

William Belden Year of Birth: 1965 Vice President	Since 2005	Managing Director of Claymore Securities, Inc. Previously, Vice President of Product Management at Northern Trust Global Investments (1999-2005); and Vice President of Product Development at Stein Roe & Farnham (1995-1999).

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006	Vice President – Fund Compliance Officer of Claymore Advisors, LLC (Feb. 2006 - present). Chief Compliance Officer/Assistant Secretary of Harris-Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1993-2003).

James Howley Year of Birth: 1972 Assistant Treasurer	Since 2005	Vice President, Fund Administration of Claymore Securities, Inc. (2004 - present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

SemiAnnual Report  |  May 31, 2006  |  21

Claymore/Zacks Multi-Cap Opportunities Fund

Approval of the Advisory Agreement  |

The Advisory Agreement and Sub-Advisory Agreement with respect to the Fund were approved by the Board of Trustees, including all of the trustees who are not parties to such agreements or interested persons of any such party, on September 29, 2005 at a meeting called for that purpose. The Board of Trustees, including a majority of the independent trustees, determined that approval of the Advisory Agreement and Sub-Advisory Agreement was in the best interests of the Fund. The independent trustees, with the assistance of independent legal counsel, met separately from the “interested” trustees of the Trust and officers and employees of the Investment Adviser and Sub-Adviser to consider approval of each Agreement. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

With respect to the nature, extent and quality of the services to be provided by the Investment Adviser and Sub-Adviser, respectively, the Board noted that the Investment Adviser would delegate responsibility for furnishing a continuous investment program for the Fund, and making investment decisions with respect to the Fund’s assets to the Sub-Adviser. Accordingly, the Board considered the Investment Adviser’s continuing responsibility to oversee the Sub-Adviser and that the Investment Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board considered the Investment Adviser’s business plan for the Fund, the Investment Adviser’s Form ADV, financial information regarding the Investment Adviser and the anticipated financial support of the Fund. The Board concluded that the Investment Adviser was well-qualified to manage the Fund and that the services to be provided by the Investment Adviser were expected to be satisfactory. As to the Sub-Adviser, the Board considered the Sub-Adviser’s Form ADV, financial information regarding the Sub-Adviser, biographies of the portfolio managers, the Sub-Adviser’s experience in managing an investment strategy similar to the Fund’s and the Sub-Adviser’s positive track record with respect to such strategy. The Board concluded that the Sub-Adviser was well-qualified to manage the portfolio assets and that the services to be provided by the Sub-Adviser were expected to be satisfactory.

With respect to the costs of services to be provided and profits to be realized by the Investment Adviser and Sub-Adviser, the Board considered the resources involved in managing the Fund as well as the proposed expense caps for the Fund, and that the Sub-Adviser agreed to participate with the Investment Adviser in supporting the fee waiver. Because the Fund is newly organized, the Investment Adviser represented that profitability information was not yet determinable. However, based upon anticipated asset size and the impact of expense caps, the Board concluded that profitability was not expected to be unreasonable.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Because the Fund is newly organized, the Board reviewed the Fund’s proposed expense caps and determined to review economies of scale in future when the Fund has attracted assets.

The Board compared the proposed investment advisory fee, expense ratios and fee waivers with those of other similar registered open-end funds. The Board noted that while the Fund’s advisory fee was above the median it was within an acceptable range of the peer group. The Board also considered the fees charged by the Sub-Adviser for separately managed accounts but determined that there were factors unique to the fees of the separately managed accounts and, therefore, the fees were not determinative. The Board concluded that, although the fee was above the median of the peer group of funds, the Fund’s advisory fee was reasonable given the nature and anticipated quality of the services to be provided.

The Board considered benefits to be derived by the Investment Adviser from its relationship with the Fund, including the benefits to the Investment Adviser from its separate Administrative Services Agreement with the Fund. The Board concluded that the advisory fee was reasonable, taking into account these benefits.

22  |  SemiAnnual Report  |  May 31, 2006

Claymore/Zacks Multi-Cap Opportunities Fund

Fund Information  |

Board of Trustees	Officers	Investment Adviser
Randall C. Barnes	Nicholas Dalmaso	Claymore Advisors, LLC
	Chief Legal and Executive Officer	Lisle, IL
Nicholas Dalmaso*

	Steven M. Hill	Investment Sub-Adviser
Ronald A. Nyberg	Chief Financial Officer,	Zacks Investment Management, Inc.
	Chief Accounting Officer and Treasurer	Chicago, IL
Ronald E. Toupin, Jr.

	Melissa Nguyen Secretary	Distributor and Servicing Agent Claymore Securities, Inc. Lisle, IL

	William Belden	Custodian and
	Vice President	Fund Accounting Agent

	Bruce Saxon Chief Compliance Officer	The Bank of New York New York, NY

	James Howley Assistant Treasurer	Transfer Agent U.S. Bancorp Fund Services, Inc. Milwaukee, WI

Legal Counsel Vedder, Price, Kaufman & Kammholz, P.C. Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

*	Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Privacy Principles of Claymore/Zacks Multi-Cap Opportunities Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, Inc. employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

This report is sent to shareholders of Claymore/Zacks Multi-Cap Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 252-9667 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 252-9667 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

SemiAnnual Report  |  May 31, 2006  |  23

Claymore/Zacks Multi-Cap Opportunities Fund

About the Fund Manager  |

Zacks Investment Management, Inc.

The Zacks organization operates in two related financial service specialties:

Independent Research and Investment Management.

Zacks Investment Research (ZIR) was formed in 1978 to compile, analyze, and distribute brokerage research to both institutional and individual investors. In 1978, the team at Zacks set out to find patterns in brokerage research data that would serve as an accurate indicator of the future direction of stock price. What they discovered is that Earnings Per Share (EPS) estimate revisions are the most powerful force impacting stock prices. Based on this research, Zacks created the Zacks Rank which is a quantitative model that uses four factors related to earnings estimates to classify stocks into five groups, with “1” being the highest and “5” being the lowest. Each year Zacks processes over 500,000 pages of brokerage research produced by the 3,500 investment analysts employed by 185 U.S. and Canadian brokerage firms. In addition, each week the firm records 25,000 earnings estimate revisions and changes in brokerage firm recommendations.

In 1992, after significant quantitative analysis demonstrated strategy efficacy, Zacks Investment Management (ZIM) was formed. ZIM gives investors the opportunity to benefit from Zacks’ expertise in estimate revisions and risk management.

Investment Process

The ZIM investment process is straight forward. The managers buy stocks with rising earnings estimates and improving fundamentals. They strive to add value in three ways:

1.	By efficiently executing the Zacks Rank model.

2.	By seeking to invest in stocks that have received revised upward earnings estimates, before their prices move higher.

3.	By implementing risk management techniques through diversification at both sector and security levels.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.claymore.com or by calling 877-CLAYMORE (877-252-9667). Please read the prospectus carefully before investing. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in this fund.

Claymore Securities, Inc.
2455 Corporate West Drive Lisle, IL 60532

Member NASD/SIPC	NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

Item 2.	Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.	Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.	Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.	Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded based on such evaluation that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

(a)(3)	Not Applicable.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Trust

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:	August 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:	August 2, 2006

By:	/s/ Steven M. Hill
Name:	Steven M. Hill
Title:	Treasurer and Chief Financial Officer
Date:	August 2, 2006